Exhibit 10.15

[CONFIDENTIAL TREATMENT REQUESTED] /*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This STRATEGIC OEM PURCHASE AND SALE AGREEMENT No. 011599, including exhibits, (Agreement) is entered into on January 7, 2004 (Effective Date) between Nortel Networks Limited a Canadian corporation, with offices at 8200 Dixie Road, Brampton, Ontario, Canada L6T 5P6 (including its Affiliates and Subsidiaries, “Nortel Networks”) and Avici Systems Inc. a Delaware corporation, with offices located at 101 Billerica Avenue, North Billerica, MA 01862 (including its Affiliates and Subsidiaries, “Avici”).

Definitions

Affiliate means (i) in the case of Nortel Networks Limited, (a) an entity of which Nortel Networks Corporation, Nortel Networks Inc. or Nortel Networks Limited owns between 20% and 50% of the voting securities or other control mechanism, or (b) an entity that is under common control with Nortel Networks Inc. or Nortel Networks Limited, where “common control” means that the parent entity owns between 20% and 50% of the voting stock, shares or voting power of both the entity and either Nortel Networks Inc. or Nortel Networks Limited, or (c) such other third party as Nortel Networks Limited and Avici may reasonably agree in writing to add to Exhibit P, and (ii) in the case of Avici Systems Inc., (a) an entity of which Avici Systems Inc. owns between 20% and 50% of the voting securities or other control mechanism, or (b) such other third party as Nortel Networks Limited and Avici Systems Inc. may reasonably agree in writing to add to Exhibit P. A list of Affiliates will be attached as Exhibit P within 60 (sixty) days the Effective Date.

Avici Competitors will have the meaning set out in Section 4.7 of this Agreement.

Avici Exclusive Accounts will have the meaning set out in Section 4.1 of this Agreement.

Blanket Purchase Order means an order for Products without a Delivery Date, issued under this Agreement by Nortel Networks that is a valid order for Products only to the extent Releases are subsequently issued for specific quantities of the Products.

Changes and Change Order will have the meaning set out in Article 6 of this Agreement.

Competitive Information will have the meaning set out in Section 17.5 of this Agreement.

Confidential Information means information disclosed by Nortel Networks or Avici to the other party that (i) is designated at the time of disclosure as confidential (or like designation), (ii) is disclosed in circumstances of confidence, or (iii) would be understood by Nortel Networks and Avici, exercising reasonable business judgement, to be confidential. Without limiting the foregoing, Confidential Information will include, without limitation, the Escrowed Materials and Competitive Information, whether or not such materials are designated as confidential at the time of disclosure.

Core IP Router means a device which has a [CONFIDENTIAL TREATMENT REQUESTED] /*/ equal to or greater than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and which has both a [CONFIDENTIAL TREATMENT REQUESTED] /*/ used for routing IP packets among other Core IP Routers, edge routers and peering routers. Notwithstanding the foregoing, [CONFIDENTIAL TREATMENT REQUESTED] /*/ but which has a [CONFIDENTIAL TREATMENT REQUESTED] /*/ of less than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and less than or equal to [CONFIDENTIAL TREATMENT REQUESTED] /*/ (for the remainder of the Initial Term) and less than or equal to such higher [CONFIDENTIAL TREATMENT REQUESTED] /*/ as will be negotiated by and agreed to by the Parties from time to time after the Initial Term, [CONFIDENTIAL TREATMENT REQUESTED] /*/ a Core IP Router.

Delivery Date means the date set forth in an accepted P.O. or Release for delivering the Product to the Delivery Location.

Delivery Location means Avici’s dock in North Billerica, MA as of the Effective Date, and may be changed from time to time by Avici with the prior written consent of Nortel Networks, such consent not to be unreasonably withheld.

Distribution Channels means any third party authorized by Nortel Networks to resell the Product and includes, but is not limited to, distributors, resellers, value added resellers, system integrators, and OEMs.

Epidemic Failure will have the meaning set out in Subsection 12.5 of this Agreement.

Escrowed Materials will have the meaning set out in Subsection 26.3 of this Agreement.

FCA means free carrier, as set out under the International Chamber of Commerce document, INCOTERMS 2000.

Field-Replaceable Unit (FRU) means replacement parts, sub-assemblies, circuit cards, modules and other electronic and mechanical assemblies that may be replaced wherever the applicable Product is located (e.g., a Nortel Networks Customer or Nortel Networks location).

Firmware means machine-executable code resident in devices forming part of the Hardware.

First Article Acceptance means Avici’s product has successfully completed the first article product acceptance program as set out in Exhibit E.

Global Cumulative Baseline Purchases will have the meaning set out in Section 4.4 of, and Exhibit A to, this Agreement.

Hardware and Software Terms and Conditions means the applicable licenses and terms and conditions which are to be provided with a Product, as described in Section 3.5.

Hardware means the hardware and Firmware components of the Products.

Non-Exclusive Accounts will have the meaning set out in Section 4.3 of this Agreement.

Nortel Networks Exclusive Accounts will have the meaning set out in Section 4.2 of this Agreement.

Nortel Networks Competitors will have the meaning set out in Section 4.4 of this Agreement.

Nortel Networks Customer means a customer of Nortel Networks who has purchased a Product from Nortel Networks for its own internal business use and has accepted the Hardware and Software Terms and Conditions.

Order Time means the time as set forth in Section 8.5 and amended by Avici from time to time upon reasonable prior written notice to Nortel Networks.

PEC means Nortel Networks product engineering code.

Prices means the prices and rates for the Products and services set out in Exhibits A and D as discounted in accordance with the terms and conditions of this Agreement.

Product Documentation will have the meaning set out in Article 16 of this Agreement.

Product means Avici’s Hardware and Software products listed in Exhibit A that have achieved First Article Acceptance. Product includes related Product Documentation and Firmware.

Product Warranty Period will have the meaning set out in Sections 12.1 and/or 12.2 of this Agreement as applicable.

Purchase Order or P.O. means any order issued under this Agreement by Nortel Networks or a purchasing Subsidiary or an Affiliate for the purchase of Products or Repair Services.

Release means a written communication requesting a Delivery Date for a quantity of Products or Repair Services under a Blanket Purchase Order.

Repair Period means a period of up to [CONFIDENTIAL TREATMENT REQUESTED] /*/ for repair or replacement by Avici of a Product unless otherwise agreed in writing by the parties. The Repair Period will commence on the date that Avici receives the defective Product from Nortel Networks at a location designated in advance in writing by Avici and will end upon Avici shipping such Product to Nortel Networks’ designee.

Repair Services means Hardware and Software repair and technical assistance services described in Exhibit I of this Agreement.

Repair Services Pool means a stock of FRUs that will be maintained by Avici during the Term. The Repair Services Pool may consist of new FRUs or previously used FRUs, refurbished to conform to the Specifications.

Software means software programs (in machine-readable object code) that provide basic logic, operating and user-related application instructions and network management information for use with the Products.

Specifications means the specifications referenced in Exhibit B (Part I).

Subsidiary means (i) in the case of Nortel Networks Limited, an entity that directly or indirectly (a) controls or is controlled by Nortel Networks Corporation by fifty percent (50%) or more of the voting stock, shares or voting power, or (b) an entity that is under common control with Nortel Networks Inc. or Nortel Networks Limited, where “common control” means that the parent entity by more than fifty percent (50%) of the voting stock, shares or voting power of both the entity and either Nortel Networks Inc. or Nortel Networks Limited, or (ii) in the case of Avici Systems Inc., an entity that is directly or indirectly controlled by Avici Systems Inc. by fifty percent (50%) or more of the voting stock, shares or voting power. A list of Subsidiaries will be attached as Exhibit P within sixty (60) of the Effective Date. The parties will update the Exhibit from time to time as new Subsidiaries are added to this Agreement pursuant to Section 1.

Tax means foreign, federal, state, provincial, local (e.g., sales, use, excise, value-added, goods and services) and all other taxes with respect to Nortel Networks’ purchases under this Agreement, except taxes due on Avici’s corporate income.

Term will have the meaning set out in Section 2.1 of this Agreement.

Uneconomical To Repair (UTR) means that Avici and Nortel Networks have agreed in writing that a unit of a Product which has been provided to Avici for Repair Services: (a) is beyond repair due to physical damage; (b) cannot be changed, modified, or upgraded from the current release of the Product to the next release; or, (c) such unit of Product has already been returned three (3) times due to a customer failure report.

Updates will have the meaning set out in Section 3 of this Agreement.

Warrant Agreement means the agreement between the Parties granting certain warrant rights to Nortel Networks concurrently entered into by the Parties as of the Effective Date.

1	Scope.

1.1	In addition to Nortel Networks Limited purchasing under this Agreement, Nortel Networks Limited may notify Avici in writing that Nortel Networks Limited desires that the Subsidiary or Affiliate named in the notice be entitled to purchase under this Agreement. Subject to such Subsidiary or Affiliate agreeing in writing to be bound without modification or reservation by all of the terms and conditions of this Agreement, such Subsidiary or Affiliate will be entitled to purchase under this Agreement, as if such Subsidiary or Affiliate were “Nortel Networks” and a signatory to this Agreement. For clarity, a Purchase Order issued by such Subsidiary or Affiliate referencing this Agreement will be deemed to be such agreement. Notwithstanding the foregoing, such Subsidiary or Affiliate will not be entitled to exercise the right of Nortel Networks Limited under Sections 2 or 26 and any notice or report required of Avici hereunder will be deemed given if provided to Nortel Networks Limited unless such notice or report is regarding a matter specific to such Subsidiary or Affiliate. Each purchase by a Subsidiary or Affiliate will create contractual rights and obligations under this Agreement between the purchasing Subsidiary or Affiliate and Avici.

1.2	If Nortel Networks requests in writing, the parties will negotiate in good faith to develop a project plan whereby Avici will customize Product to Nortel Networks’ specifications, including without limitation, the re-branding of Products as a Nortel Networks products, subject to agreement of the parties on terms and conditions as may be applicable. If the parties agree on such a project plan, the parties will amend Exhibits A and B upon the completion of the project to include the customized Product, Price and new Specifications.

1.3	Avici will notify Nortel Networks about each new generally available Avici product forty-five (45) days prior to Avici’s authorizing its general release. Such products may be added to this Agreement as more specifically described in Exhibit A.

2.	Term and Termination.

2.1	Term—This Agreement shall take effect on the Effective Date and continue in effect for an initial term of three (3) years after the Effective Date (“Initial Term”) and automatically renew for one (1) year periods thereafter (such periods collectively the “Extended Term”) unless (a) a party gives advance written notice of non-renewal at least six (6) months prior to the end of the Initial Term or any one (1) year period of any Extended Term or (b) a party terminates during the Initial Term or during any Extended Term due to any of the reasons set forth in this Section 2 with respect to the other party in accordance with this Agreement. The Initial Term and any Extended Term together, or for greater certainty, the period of time commencing on the Effective Date and ending on the date of termination or expiration of this Agreement, shall be referred to as the “Term”.

2.2

Termination for Breach—If a party materially breaches this Agreement, for those breaches which are curable, the breaching party will have thirty (30) days from receipt of notice of such breach from the complaining party to undertake a reasonable course of action to cure the breach. Avici will give notice to the breaching Nortel Networks entity and Nortel Networks Limited. If the breaching party fails to undertake a reasonable course of action to cure the breach within such thirty (30) day period, or if the breach is not curable, the complaining party may immediately by notice terminate this Agreement provided, however that only (a) if the party in breach is a Nortel Networks entity or an Affiliate that has issued a P.O. or

Release under Section 8, and (b) the breach is a failure to pay an undisputed invoice, then such termination shall be limited to such individual Nortel Networks Subsidiary or Affiliate giving rise to the breach.

2.3	Termination for Debt Proceedings and Dissolution—The affected party is obliged to immediately give notice to the other party of any one of (a) through (g) below. If the affected party: (a) files a petition in bankruptcy filed by or for the affected party, (b) makes an assignment for the benefit of creditors, (c) makes a general settlement of debts or debt reorganization, (d) is dissolved or ceases doing business, (e) has a substantial part of its assets seized, (f) goes into receivership or insolvency proceedings or (g) assigns the Agreement or any part thereof in violation of Section 27.5 (Assignment). The other party may give notice to the affected party, terminating this Agreement if any one of the following occurs: (i) Section 2.3 sub-parts (a) or (c) and there has been no resolution after sixty (60) days have passed since service of process; or, (ii) Section 2.3 sub-parts (b), (d), (e), (f), or (g).

2.4	Extension of Term for Change of Control—

2.4.1	A “Change of Control” means (i) a merger, acquisition, sale of voting control or other business combination such that the current shareholders of Avici prior to such transaction do not hold more than fifty (50%) of the voting power of the acquiring or surviving corporation, (ii) the sale of substantially all of the assets of Avici and/or (iii) the [CONFIDENTIAL TREATMENT REQUESTED] /*/ (other than to make such product or have such product made for Avici).

2.4.2	In the event Avici is acquired [CONFIDENTIAL TREATMENT REQUESTED] /*/ and if neither party has given a termination notice at least six (6) months prior to the applicable expiration date, then the Agreement shall be extended for [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the acquisition date, provided however, if Avici has given prior notice of its intent not to renew at least six (6) months prior to the then expiration date of the Agreement and an acquisition closes during the last six (6) months of the then current Term, then the Term of the Agreement shall be extended for a corresponding period of time [CONFIDENTIAL TREATMENT REQUESTED] /*/. Upon a change of control, the acquirer shall provide Nortel Networks with a [CONFIDENTIAL TREATMENT REQUESTED] /*/ following the acquisition to the extent that Avici is required to provide [CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.5	Effect of Termination—The termination right in this Article 2 is in addition to, and not in lieu of, any other rights of the terminating party at law or under this Agreement.

2.5.1	If Avici terminates this Agreement, other than for Nortel Networks’ material uncured or uncurable breach, Nortel Networks will be allowed to obtain, subject to the payment of the applicable fees, Product support and maintenance from Avici for paid-for Products (consistent with Exhibit I and subject to the time limitations set forth in Exhibit I, Section 3) to continue to provide support and maintenance to Nortel Networks’ Customers. Avici will provide Nortel Networks with commercially reasonable training, in accordance with Avici’s then-current terms and conditions for providing such training, for Nortel Networks to carry out the post-termination support and maintenance. In the event Avici terminates this Agreement due to Nortel Networks’ material uncured or uncurable breach, Avici will use commercially reasonable efforts [CONFIDENTIAL TREATMENT REQUESTED] /*/ in accordance with Avici’s then-[CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.5.2	Within the [CONFIDENTIAL TREATMENT REQUESTED] /*/ prior to the termination of this Agreement (other than for Nortel Networks’ material uncured or uncurable breach), Nortel Networks may issue binding, non-cancellable Purchase Orders, as long as Nortel Networks takes delivery of the Products ordered within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the date of termination. Nortel Networks shall have the right to continue to purchase Products after the Agreement is terminated (other than for Nortel Networks material uncured or uncurable breach) to meet Nortel Networks existing obligations to Nortel Networks’ Customers entered into during the Term of the Agreement subject to Avici’s acceptance in writing (prior to Nortel Networks entering into such Nortel Networks’ Customer obligation) that it will continue to supply Product after the end of the then current Term of the Agreement for such Nortel Networks’ Customer(s).

2.5.3

The termination or expiration of this Agreement shall in no way relieve either party from its obligations to pay any sums accrued hereunder prior to such termination or expiration. The parties agree that their respective rights, obligations and duties under Sections 2.5, 3.1 and 3.2 (solely to the extent to which such rights are required either to support Nortel Networks Customers or to sell any existing inventory of Products), 3.4, 10.1.1, 10.6.1 (for three years), 12.9, 17, 19, 20, 21 (for five years), 22, 25, 26 (solely to the extent to which such rights are required for Nortel Networks to address Avici’s failure to fulfil any of its continuing obligations in the event that the Agreement terminates after either Party has given a notice on non-renewal under Section 2.1 or that the Agreement is terminated under Section 2.3 in the event of Avici’s liquidation pursuant to a bankruptcy proceeding), and 27 as well as any rights, obligations and duties which are expressly identified as extending beyond the expiration or termination of this Agreement shall survive any expiration or termination. Upon termination or expiration of this Agreement, each party shall, within five (5) days, deliver to the other party all of that other party’s Confidential Information and copies thereof in its possession, power, custody or control, or at the other party’s option, destroy such and provide a certificate supporting such destruction.

3.	Grant of Rights.

3.1	Product License—Subject to Nortel Networks’ compliance with the terms and conditions of this Agreement, Avici grants to Nortel Networks the non-exclusive (subject to Section 4), nontransferable, limited, worldwide right to: (a) distribute, copy, have copied, license and sub-license the Software but only as part of the Products to Nortel Networks’ Customers; and (b) distribute, sell and resell the Hardware and license the embedded Firmware but only as part of the Products to Nortel Networks’ Customers. For clarity, the foregoing grant to distribute and license the Software is conditioned upon payment of the corresponding fees for licensing functionality which is normally licensed at an additional charge, as shown on the Price list (i.e. RTU). The Software license grant includes all patches, bug fixes and maintenance releases (“Updates”) which Avici may provide to Nortel Networks as required hereunder. Avici agrees that Nortel Networks will have the right to post Updates on its support web site for distribution only to Nortel Networks’ Customers who are entitled to receive such Updates. Except for Products which are expressly identified on the price list as consisting of Software only, Nortel Networks will not sell or otherwise distribute or permit the distribution of the Software unbundled from the Hardware Products. The parties may mutually agree to qualify specific Products (or versions of Products) for distribution only to specific Nortel Networks’ Customers.

3.2	Documentation License—Subject to the terms and conditions of this Agreement, Avici hereby grants to Nortel Networks, during the Term, a non-exclusive, nontransferable limited license to translate, reproduce, and distribute the Product Documentation to Nortel Networks’ Customers; provided that Avici will own any such translation.

3.3	Ownership of Intellectual Property in Products—Except as may be expressly agreed otherwise by the parties in writing, the versions of the Software included in the Product, including any associated intellectual property rights and/or derivative works, are and remain the sole property of Avici, and Nortel Networks hereby assigns all rights (including, but not limited to, rights to inventions, patentable subject matter, copyrights and trademarks) it may have in such Software, arising from modification of such Software by or at the request of Nortel Networks, to Avici and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available and applicable information relating thereto (with all necessary plans and models) to Avici. Nortel Networks shall from time to time take any further action and execute and deliver any further instrument, including documents of assignment or acknowledgment, that Avici may reasonably request in order to establish and perfect its exclusive ownership rights in the Products, including any associated intellectual property rights.

3.4	Software License and Other Restrictions—Subject to Article 26, Nortel Networks shall not reverse engineer, decompile or disassemble or otherwise create, attempt to create, or permit or assist others to create a source code version of the Products or any component thereof, including, without limitation, the Hardware, Software and Firmware. Except for translations of the Product Documentation and marketing materials expressly permitted by this Agreement, Nortel Networks shall not modify the Products without Avici’s prior written approval. Nortel Networks will preserve the copyright or restricted rights notices on the Products. All Products distributed to the U.S. Government will contain notices required by then-current United States government regulations. The label on Software distributed by Nortel Networks will either be the same as on the original media or, if the Products are re-branded substantially similar to the following:

(c) Copyright “YEAR” Nortel Networks Limited and its licensors.

All Rights Reserved.

Except for the addition of inventory or shipping labels on the Products on areas other than the faceplates, Nortel Networks shall not add or permit Distribution Channels to add any additional trademarks or other proprietary notices, labels, markings or documentation on or in the Products without the prior written consent of Avici. Nortel Networks shall have no right to manufacture the Products or to license any third party for purposes of manufacturing the Products except as expressly set forth in Article 26.

3.5

Nortel Networks’ Customer Licensing—Nortel Networks understands and agrees that any and all use of the Software shall be governed by binding licensing terms which are no less protective of the Software than the software license terms set forth in the Hardware and Software Terms and Conditions, substantially in the form of Exhibit Q attached hereto. Nortel

Networks shall, and shall require that its Distribution Channels and Nortel Networks’ Customers abide by the license restrictions which are no less restrictive than those set forth herein and therein.

3.6	Direct Customer Updates—Avici will use commercially reasonable efforts to notify Nortel Networks promptly about any Updates Avici provides directly to a current Nortel Networks’ Customer (other than Updates which such Nortel Networks’ Customer may obtain without interpersonal interaction from Avici’s internet customer support site). In addition, at no additional charge Avici will provide the same Updates, including a description and installation instructions, to Nortel Networks within ten (10) calendar days of Avici’s providing an Update to a current Nortel Networks’ Customer. The foregoing shall not be construed to create any obligation for Avici to actually provide Updates directly to Nortel Networks’ Customers.

4.	Exclusivity.

4.1	Avici Exclusivity—Nortel Networks will not directly or indirectly sell Products [CONFIDENTIAL TREATMENT REQUESTED] /*/ (including any of its wholly owned subsidiaries or branded operations but not including [CONFIDENTIAL TREATMENT REQUESTED] /*/ as referenced below). Nortel Networks will not directly or indirectly sell Products to [CONFIDENTIAL TREATMENT REQUESTED] /*/ (including any of its wholly owned subsidiaries or branded operations) [CONFIDENTIAL TREATMENT REQUESTED] /*/ (collectively “Avici’s Exclusive Accounts”).

4.2	Nortel Networks Exclusivity—Avici will not sell Products directly or indirectly, other than through Nortel Networks, to [CONFIDENTIAL TREATMENT REQUESTED] /*/ with its global headquarters in [CONFIDENTIAL TREATMENT REQUESTED] /*/, and the wholly owned subsidiaries or branded operations of each of the foregoing (“Nortel(s) Exclusive Accounts”).

4.2.1	In the event of a Change of Control of Avici involving a Nortel Networks Competitor [CONFIDENTIAL TREATMENT REQUESTED] /*/ (“Business Milestones”).

4.2.2	In the event that Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.2.3	In order for an account to remain classified as a Nortel Exclusive Account, the following business milestones must be met:

(1)	Nortel Networks must achieve the following account specific milestones for that account within ninety (90) days following the Effective Date (provided however, that Nortel Networks agrees to use reasonable commercial efforts to meet the milestones within thirty (30) days after the Effective Date): (i) completion of an [CONFIDENTIAL TREATMENT REQUESTED] /*/ product, (ii) training [CONFIDENTIAL TREATMENT REQUESTED] /*/ Nortel Networks Avici-certified engineer for each account (although engineers [CONFIDENTIAL TREATMENT REQUESTED] /*/), (iii) Nortel Networks’ [CONFIDENTIAL TREATMENT REQUESTED] /*/ Nortel Networks product, and (iv) complete an [CONFIDENTIAL TREATMENT REQUESTED] /*/.

(2)	Nortel Networks must [CONFIDENTIAL TREATMENT REQUESTED] /*/ at the account’s site within such account [CONFIDENTIAL TREATMENT REQUESTED] /*/; and

(3)	Nortel Networks must place Purchase Orders with Avici which ship within the applicable period or within ninety (90) days thereafter for an amount of Product with a [CONFIDENTIAL TREATMENT REQUESTED] /*/ the annual Cumulative Order threshold for such account shown below. For clarity, the same ninety (90) day period will NOT be counted toward the calculation of the [CONFIDENTIAL TREATMENT REQUESTED] /*/.

[CONFIDENTIAL TREATMENT REQUESTED] /*/

Avici may reclassify a Nortel Exclusive Account to a Non-Exclusive Account upon thirty (30) days written notice to Nortel Networks if the Business Milestones for such Nortel Exclusive Account have not been completed, due in substantial part to Nortel Networks failure to meet its Business Milestone obligations. During such thirty (30) day notice period, Nortel Networks may rectify its failure to meet its Business Milestone obligations in which case the account would not be reclassified. Avici in its sole discretion may on written notice, including any applicable milestones, to Nortel Networks classify any existing Non-Exclusive Account as a Nortel Networks Exclusive Account.

4.2.5	If the Term of the Agreement continues beyond December 31, 2006, the parties agree to negotiate in good faith, in advance, adjusted Annual Cumulative Order Thresholds for the Nortel Exclusive Accounts and adjusted semi-annual or annual Global Cumulative Baseline Purchases.

4.2.6	If a [CONFIDENTIAL TREATMENT REQUESTED] /*/ issues an [CONFIDENTIAL TREATMENT REQUESTED] /*/ to Nortel Networks which includes [CONFIDENTIAL TREATMENT REQUESTED] /*/ and Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/, Avici may [CONFIDENTIAL TREATMENT REQUESTED] /*/ in its sole discretion. Nortel Networks will use commercially reasonable efforts to provide prompt notice to Avici of such decision [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.3	Non-Exclusive Accounts—All other customer accounts which are not classified as either Avici Exclusive Accounts or Nortel Exclusive Accounts are “Non-Exclusive Accounts.” Each of Avici and Nortel Networks may sell Products directly or indirectly to Non-Exclusive Accounts, subject to the applicable terms and restrictions of this Agreement.

4.4	Nortel Networks Competitors—During the Term of the Agreement and subject to Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ the global cumulative baseline purchases at the end of each [CONFIDENTIAL TREATMENT REQUESTED] /*/ period as set forth in Exhibit A (“Global Cumulative Baseline Purchases”), Avici agrees [CONFIDENTIAL TREATMENT REQUESTED] /*/ of its Products.

4.4.1	The parties acknowledge that as of the Effective Date Avici has an existing reseller agreement with [CONFIDENTIAL TREATMENT REQUESTED] /*/. Nothing in the Agreement is intended to require Avici to breach or fail to perform its existing obligations to [CONFIDENTIAL TREATMENT REQUESTED] /*/. In addition to [CONFIDENTIAL TREATMENT REQUESTED] /*/ existing non-exclusive rights [CONFIDENTIAL TREATMENT REQUESTED] /*/, Avici reserves the right to [CONFIDENTIAL TREATMENT REQUESTED] /*/. [CONFIDENTIAL TREATMENT REQUESTED] /*/ means that Nortel Networks has a [CONFIDENTIAL TREATMENT REQUESTED] /*/ and focus in that [CONFIDENTIAL TREATMENT REQUESTED] /*/ that can be demonstrated by [CONFIDENTIAL TREATMENT REQUESTED] /*/, or (c) having [CONFIDENTIAL TREATMENT REQUESTED] /*/ at the account within the prior six (6) months. If on a specific account basis, such an [CONFIDENTIAL TREATMENT REQUESTED] /*/ by Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/, then Avici [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.4.2	If [CONFIDENTIAL TREATMENT REQUESTED] /*/ the Global Cumulative Baseline Purchases for [CONFIDENTIAL TREATMENT REQUESTED] /*/ on or before that date, Avici shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.4.3	Avici shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/ after [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.4.4	Avici shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/ to Nortel Networks, to grant [CONFIDENTIAL TREATMENT REQUESTED] /*/ the following territories: (i) [CONFIDENTIAL TREATMENT REQUESTED] /*/ with the exception of [CONFIDENTIAL TREATMENT REQUESTED] /*/, (ii) [CONFIDENTIAL TREATMENT REQUESTED] /*/ with the exception of [CONFIDENTIAL TREATMENT REQUESTED] /*/, (iii) [CONFIDENTIAL TREATMENT REQUESTED] /*/, (iv) [CONFIDENTIAL TREATMENT REQUESTED] /*/, and (iv) [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.4.5	For greater certainty, Avici will not appoint a reseller in relation to a Nortel Exclusive Account during the period of exclusivity for that Nortel Exclusive Account.

4.5	No [CONFIDENTIAL TREATMENT REQUESTED] /*/ - For as long as there has not been a [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Avici involving a [CONFIDENTIAL TREATMENT REQUESTED] /*/:

(i) for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ following the Effective Date, Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/. After such period, Nortel Networks shall provide prompt written notice to Avici of [CONFIDENTIAL TREATMENT REQUESTED] /*/ and (a) Avici may, at its sole option, [CONFIDENTIAL TREATMENT REQUESTED] /*/ and (b) the [CONFIDENTIAL TREATMENT REQUESTED] /*/;

(ii) whether or not Nortel Networks has met or exceeded the Global Cumulative Baseline Purchases, in the event Nortel Networks acquires [CONFIDENTIAL TREATMENT REQUESTED] /*/, Nortel Networks will [CONFIDENTIAL TREATMENT REQUESTED] /*/ until at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the Effective Date; [CONFIDENTIAL TREATMENT REQUESTED] /*/ that (a) have purchased a [CONFIDENTIAL TREATMENT REQUESTED] /*/ product and applicable support [CONFIDENTIAL TREATMENT REQUESTED] /*/ or (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ products; and

(iii) if Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ the Global Cumulative Baseline Purchases, [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the Effective Date, Nortel Networks shall provide Avici six (6) months notice [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.6	Effect of [CONFIDENTIAL TREATMENT REQUESTED] /*/—Upon an announcement by Avici [CONFIDENTIAL TREATMENT REQUESTED] /*/ and in Section 4.7 regarding Avici Competitors [CONFIDENTIAL TREATMENT REQUESTED] /*/. Upon an announcement by Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/, Avici may, at its option, [CONFIDENTIAL TREATMENT REQUESTED] /*/ set forth in Section 4.4 above [CONFIDENTIAL TREATMENT REQUESTED] /*/ in Section 4.7 regarding Avici Competitors [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.7	Avici Competitors—Subject to Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ at the end of each [CONFIDENTIAL TREATMENT REQUESTED] /*/, Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ (1) [CONFIDENTIAL TREATMENT REQUESTED] /*/ (collectively, “Avici Competitors”) or (2) [CONFIDENTIAL TREATMENT REQUESTED] /*/ from Avici Competitors [CONFIDENTIAL TREATMENT REQUESTED] /*/ having a [CONFIDENTIAL TREATMENT REQUESTED] /*/ equal to or greater than [CONFIDENTIAL TREATMENT REQUESTED] /*/ and having both a [CONFIDENTIAL TREATMENT REQUESTED] /*/ used for routing IP packets among other core or Core IP Routers, edge routers and peering routers in a Service Provider Telecom Network.

4.8	[CONFIDENTIAL TREATMENT REQUESTED] /*/ - For sales of Products within [CONFIDENTIAL TREATMENT REQUESTED] /*/, Avici will offer Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/. Nortel Networks audit rights related to this provision are expressly limited to the audit rights set forth in Section 10.6.2.

4.9	Avici [CONFIDENTIAL TREATMENT REQUESTED] /*/ - Avici will provide Nortel Networks prompt written notice of its formal decision to move from its [CONFIDENTIAL TREATMENT REQUESTED] /*/ (or other later development stage) to develop [CONFIDENTIAL TREATMENT REQUESTED] /*/ with total system [CONFIDENTIAL TREATMENT REQUESTED] /*/ of less than [CONFIDENTIAL TREATMENT REQUESTED] /*/.

4.10	Notice of Achieving Global Cumulative Baseline Purchases—Nortel Networks shall have the right to provide Avici with a written notice upon Nortel Networks determination that it has met or exceeded the Global Cumulative Baseline Purchases for any [CONFIDENTIAL TREATMENT REQUESTED] /*/. Unless Avici provides Nortel Networks with a written notice that it disputes such determination within ten (10) business days of Avici’s receipt of the Nortel Networks notice, Nortel Networks shall be deemed to have successfully achieved the Global Cumulative Baseline Purchases for the applicable [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the purposes of this Agreement and the Warrant Agreement.

5.	First Article Acceptance and Inspection.

5.1	First Article Acceptance—Avici’s generally available products may undergo First Article Acceptance as set forth in Exhibit E and be added to the list of Products available under this Agreement as described in Exhibit A. Nortel Networks may also order generally available Avici product without undergoing the process set forth in Exhibit E. Nortel Networks will notify Avici of First Article Acceptance within three (3) business days of a product’s achieving First Article Acceptance. However, whether or not products undergo the First Article Acceptance process set forth in Exhibit E, such Product will be deemed to have successfully achieved First Article Acceptance unless Nortel Networks gives Avici notice of rejection within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after delivery. If delivery is at Nortel Networks’ Customer’s installation site, the thirty (30) days will complete from the earlier of (a) successful completion of installation and testing of the products, or (b) thirty (30) days after delivery to Nortel Networks’ Customer’s site.

5.2	Inspection—Within fifteen (15) calendar days of Nortel Networks’ receipt of a shipment of Product, Nortel Networks will inspect the shipment and determine if the shipment complies with the applicable Purchase Order. If Products do not conform to the related P.O. or Release, Nortel Networks may give Avici a detailed notice describing the nonconformity and without further obligation (a) reject all or part of the nonconforming Products, and (b) return the nonconforming Products at Avici’s expense for a full refund of the purchase Price for such nonconforming Product or a replacement Product. Provided however, if the Nortel Networks’ Customer cancels its order to Nortel Networks as a result of such nonconformance, Nortel Networks may cancel the Purchase Order or Release and return the Products provided under the Purchase Order or Release to Avici for a full refund of the purchase Price paid to Avici for the Purchase Order or Release. Nortel Networks’ payment for all or part of the Products under a P.O. or Release will not be a waiver of Nortel Networks’ right to reject such Products pursuant to this Section 5.2.

5.3	Limited Right of Return. Subject to the payment of a return cancellation charge equal [CONFIDENTIAL TREATMENT REQUESTED] /*/, Nortel Networks will have the right to return shipped Product in an amount [CONFIDENTIAL TREATMENT REQUESTED] /*/ following such shipment, provided however, that such return right shall not apply to any shipments [CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici agrees to promptly refund any amounts paid by Nortel Networks in connection with such returned Product less the applicable return cancellation charge due to Avici.

6.	Changes.

6.1	Changes to the Product—Avici will notify Nortel Networks, as set forth in Exhibit F, at least ninety (90) days in advance of making material changes that affect manufacturing locations, form, fit, function, or the Specifications of Products (Changes). Avici will not provide Changed Product to Nortel Networks without acceptance of the PCN as set forth in Exhibit F (an accepted PCN a “Change Order”). The process for making a Change Order is set out in Exhibit F. Upon Avici’s inclusion in a Product of any Change rejected by Nortel Networks, Nortel Networks shall be entitled to, as its sole and exclusive remedy: (i) cancel in whole or in part, without additional charge, any Changed Product undelivered under a current Purchase Order or Release or require shipment by Avici of some or all of the Product remaining under such Purchase Order or Release without the Change and (ii) place a last time buy for the unchanged Product as if the unchanged Product had been subject to a manufacturing discontinuance under Article 14. If any Changes to a Product are implemented without prior written notice to Nortel Networks as required under this Article 6, then, on any Products which have been shipped, Avici shall be liable for return, repair and/or rework of any unit of such Product which is still within its Product Warranty Period.

7.	[CONFIDENTIAL TREATMENT REQUESTED] /*/ Quality Control and Supply Management Requirements.

7.1	[CONFIDENTIAL TREATMENT REQUESTED] /*/ - Avici will have [CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici will [CONFIDENTIAL TREATMENT REQUESTED] /*/ in accordance with the following: (1) Avici will develop a plan to [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Effective Date, and (2) Avici will use commercially reasonable efforts to [CONFIDENTIAL TREATMENT REQUESTED] /*/, promptly, but in any event, in no more than twenty-four (24) months of the Effective Date. When updates to such standards occur, Avici will use commercially reasonable efforts to comply with them and provide Nortel Networks with notice of compliance. If Avici updates its then-current registration status, Avici will provide Nortel Networks with notice of such update. Avici will promptly notify Nortel Networks of any loss of its [CONFIDENTIAL TREATMENT REQUESTED] /*/

7.2	Quality Control and Reliability Requirements

7.2.1	In the event that Nortel Networks finds or becomes aware of a situation which in its opinion necessitates or would benefit from a change in any of the Products, Nortel Networks shall suggest such proposed change to Avici and Avici and Nortel Networks agree to work with each other in good faith to determine whether such change will be made and if so, will work with each other on the implementation of such change. Avici agrees to work with Nortel Networks in good faith to upgrade or alter the Product to changing market requirements. Nothing in this Section will require any change to be made to the Products unless the Specification and Prices are modified in a writing agreeable to both parties, each in its sole discretion.

7.2.2	Avici will test and inspect Products prior to shipment, using its standard commercial testing and inspection procedures. Nortel Networks will be provided the opportunity to review such procedures and suggest commercially reasonable changes to them. Avici will keep test and inspection records for a period of seven (7) years following date of manufacture and make them available to Nortel Networks for inspection at Avici’s facility or contract manufacturer’s facility, if applicable, upon ten (10) days prior written request, including but not limited to, details of test strategy, test coverage and trend data for Products. Such test and inspection records will be the Confidential Information of Avici, subject to protection in accordance with the terms and conditions of this Agreement. In addition upon Nortel Networks’ reasonable request, but no more than once for each Product, Avici will provide Nortel Networks with the particular predicted reliability metrics for such Product.

7.2.3	On Nortel Networks’ reasonable request, Avici will use commercially reasonably means to provide Nortel Networks with a monthly report covering the items set out in Exhibit G. The report will be in a form reasonably acceptable to Nortel Networks.

7.2.4

Within fifteen (15) days of Avici’s characterization of any of the following, Avici will notify Nortel Networks of a: (a) material defect in design or manufacturing of Products, (b) material repeating malfunction of Products or of Avici’s similar products, or (c) failure of the Products to materially conform to the Specifications, or (d) known cases where Product being used in combination with other product(s) or services causes or is likely to cause a disruption in related end-user services.

7.3	Sole Source/Critical Supply—Avici will promptly notify Nortel Networks upon Avici’s receipt of a supply discontinuance notice from suppliers of any sole source/critical components incorporated into the Products. Avici will make commercially reasonable efforts to obtain a one (1) year discontinuance notice for components used to manufacture the Products from such suppliers. After Avici’s receipt of notice, Avici and Nortel Networks will agree on the number of discontinued components Avici will buy in its last buy opportunity to meet Nortel Networks requirements.

7.4	Business Continuity Planning

7.4.1	Avici will use commercially reasonable means to develop and implement a reasonable business continuity plan (“BCP”) within nine (9) months following the Effective Date which is designed to address Avici’s ability to continue to provide Products when the manufacture or delivery of the Products is interrupted for a reason outside of Avici’s reasonable control. Thereafter: (a) Avici will maintain and update the BCP at least annually during the Term for each of its manufacturing and operations sites, (b) Avici will perform a timely assessment after the occurrence of any event that is reasonably likely to delay production or shipping of Products for a period of more than thirty (30) calendar days, and (c) Avici will activate the BCP if Avici determines as a result of its assessment that an Avici site is unable to produce or ship Products then scheduled for shipment for a period of more than ten (10) calendar days.

7.4.2	The BCP will contain, at a minimum, provisions for (a) a risk assessment and business impact analysis, (b) a prevention/mitigation plan, and (c) a resumption of services plan, including a recovery/restoration plan. The preceding will cover, but not be limited to, (i) Product documentation storage and protection (including, but not limited, to storage of design documents, tools, process and fixtures), (ii) information systems security and redundancy, and (iii) demonstrating Avici’s ability to recover the loss of Product manufacturing facilities or Product delivery capability.

7.4.3	Avici will provide a copy of the BCP within ten (10) calendar days of Nortel Networks’ request for the then-current BCP, but no more than once annually. The BCP will be deemed Confidential Information of Avici.

7.4.4	Avici’s development of the BCP will be at no additional charge to Nortel Networks.

7.4.5	At Nortel Networks’ request, subject to availability of appropriate Avici resources, Avici will use commercially reasonable efforts to participate in any reasonable tests implemented by Nortel Networks or discussions initiated by Nortel Networks for purposes of evaluating and coordinating and integrating the business continuity plans of its suppliers with Nortel Networks’ overall business continuity plan. As reasonably requested by Nortel Networks during the Term, Avici will, in its reasonable discretion, adjust the BCP to better conform to and integrate with Nortel Networks’ business continuity plan.

7.5	Inspection Rights—Nortel Networks may reasonably inspect Avici’s facilities directly related to the production of the Products during such facilities’ regular business hours. Nortel Networks will give reasonable advance notice of any inspection. However, Nortel Networks must give at least three (3) business days advance notice to inspect a manufacturing and/or operations facility. Avici shall provide Nortel Networks’ reviewers with reasonable facilities and reasonable assistance at no additional charge. Nortel Networks may perform a quality assurance inspection of Avici’s manufacturing and/or operations facilities, if Nortel Networks does not unreasonably interfere with Avici’s normal day-to-day operations. Avici will reasonably facilitate access to Avici’s contract manufacturers’ facilities, information and processes. Nortel Networks will not be permitted to review confidential information of third parties without the written authorization of the third party. Nortel Networks may not use third parties as inspectors unless such third parties have signed confidentiality agreements reasonably acceptable to Avici. Nortel Networks shall treat all information discovered as a result of such review as Confidential Information of Avici.

8.	Ordering.

8.1

Method of Ordering—Nortel will purchase and license the Products from Avici in accordance with the terms and conditions of this Agreement. Nortel Networks will use Blanket Purchase Orders and Releases and Purchase Orders to purchase under this Agreement. At its discretion Nortel Networks may issue Blanket Purchase Orders, Releases and Purchase Orders by fax, hard copy, or, if Avici in its sole discretion becomes capable of accepting electronic data interchange (EDI) data, by EDI. Exhibit H describes Nortel Networks preferred EDI parameters. As applicable, the additional ordering terms and processes set out in Exhibit C will apply for Products ordered under either the Demand-Pull

Program or Vendor Managed Inventory Program described in Exhibit C, if the parties agree in writing, each in its sole discretion, that either the Demand-Pull Program or Vendor Managed Inventory Program is applicable.

8.2	Forecasts—Nortel Networks shall provide a single non-binding monthly rolling twelve (12) month good faith Product forecast by account aggregated across all of the Nortel Networks entities, including its Subsidiaries and Affiliates. Forecast accuracy will be jointly reviewed by the parties on a quarterly basis. Nortel Networks will use commercially reasonable efforts to make sure that the forecast accurately reflects Nortel Networks’ requirements.

8.3	[CONFIDENTIAL TREATMENT REQUESTED] /*/—Nortel Networks shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ if Nortel Networks has included such Product in its forecast and issued a P.O. or a Release for such Product(s) at least thirty (30) days prior to the Delivery Date. Delivery of Nortel Networks Products [CONFIDENTIAL TREATMENT REQUESTED] /*/ third parties and Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ issued orders. Avici Exclusive Accounts are excluded from [CONFIDENTIAL TREATMENT REQUESTED] /*/ and Nortel Networks will be [CONFIDENTIAL TREATMENT REQUESTED] /*/.

8.4	Avici PO Acceptance—Avici will accept Blanket Purchase Orders and Releases or P.O.s, if such Purchase Orders or Releases comply with this Agreement. Avici will acknowledge receipt and indicate acceptance or rejection of the Purchase Orders in writing within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of its receipt of the Purchase Order; provided, however that Avici will have [CONFIDENTIAL TREATMENT REQUESTED] /*/ to evaluate the creditworthiness of any Affiliate or Subsidiary and accept or reject the first Purchase Order from any Affiliate or Subsidiary which (a) has not placed an order within the past twelve (12) months, (b) where Avici does not have at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ prior written notice of such Purchase Order. In addition, Avici will not be required to accept any PO or Release from an Affiliate or Subsidiary with accounts payable in excess of [CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici will not be required to accept any PO or Release where Nortel Networks or any Affiliate or Subsidiary is requesting Product for delivery in a geographic region where Avici does not currently supply Product or similar Avici products. If Avici is unable to accept the requested Delivery Date(s) in the Purchase Order, Avici will advise Nortel Networks of the reason why such date(s) cannot be met and will suggest an alternative date. When the parties have agreed on a date, the Purchase Order will be revised to include the accepted Delivery Date. Failure of Avici to accept or reject the Nortel Networks Purchase Order within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Avici’s actual receipt of the Purchase Order will constitute acceptance. Nortel Networks’ issuance of a Blanket Purchase Order is not a purchase of Products or commitment to purchase any quantity of the Products identified in the Blanket Purchase Order, unless otherwise specifically agreed upon in this Agreement. Avici will only ship or deliver Products to Nortel Networks under a Blanket Purchase Order in response to Releases issued under the Blanket Purchase Order. All Product purchases under this Agreement will count towards any purchase commitment that may be included in this Agreement at any time.

8.5	Order Time—Avici will [CONFIDENTIAL TREATMENT REQUESTED] /*/ agreed otherwise in writing. Avici will advise Nortel [CONFIDENTIAL TREATMENT REQUESTED] /*/ in the Order Time for a Product. As of the Effective Date, Product Order Times are:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

8.6	No Additional Terms—All Purchase Orders for Products placed by Nortel Networks hereunder shall be governed by the terms and conditions of this Agreement. Blanket Purchase Order, Release or P.O. terms and conditions will be for administrative purposes only and invalid to the extent they conflict with or, subject to Section 9.2, purport to add additional terms or conditions to this Agreement; provided however that the parties may mutually agree to additional terms and conditions in a formal writing signed by an authorized employee (for Avici: Vice President level or above; for Nortel Networks: an Officer or an authorized Purchasing Agent of Nortel Networks).

8.7	Cancellation of Purchase Orders—Nortel Networks or the purchasing Subsidiary or Affiliate may cancel any P.O or Release for Avici’s standard, non-customized Product upon written notice provided to Avici in advance of the earliest Delivery Date set forth in the Purchase Order subject to the following cancellation charges:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

If Nortel Networks desires to cancel a Purchase Order or Release for Product which has been customized for Nortel Networks, the parties will negotiate applicable cancellation charges, acceptable to each party in its sole discretion.

8.8	Country of Origin Information—In addition to the country of origin identification requirements in Exhibit M, on the Purchase Order or Release acknowledgment, invoice, and the shipment advise notice Avici or its agents will identify the country from which Products are shipped (as well as the country of origin), including no charge items and samples.

8.8.1	On Avici’s acceptance of a Release or Purchase Order, Avici will indicate the anticipated Country of Origin for the shipment. No sooner than ninety (90) days in advance of Avici’s changing the Country of Origin, Avici will notify Nortel Networks of any changes in the County of Origin of applicable Products being shipped to Nortel Networks or Nortel Networks’ Customer.

8.8.2	Avici and its agents will be responsible for costs including fines, penalties related to seizures directly and wholly resulting from Avici’s failure to mark the Product or its packaging in accordance with Parts II and III of Exhibit B.

9.	Delivery.

9.1	Demand-Pull and Vendor Managed Inventory Delivery Date—The delivery location and Delivery Date for Products ordered under the Demand-Pull Program, if applicable, or Vendor Managed Inventory Program, if applicable, will be as set out in Exhibit C.

9.2	FCA—Avici will deliver the Products in accordance with the terms and requirements of Incoterms 2000 FCA. Avici will negotiate in good faith with Nortel Networks if a Nortel Networks’ Customer requests different delivery terms. To the extent the Parties agree in writing, each in its reasonable discretion, such alternative delivery terms will apply to that specific order and take precedence over the delivery terms set forth herein.

9.3	Packaging—Avici will package the Products (including FRUs) as described in Parts II and III of Exhibit B. In addition, Nortel Networks may reasonably request, at Nortel Networks expense, if any, in writing modifications to the packaging (e.g., change the size and external markings). Avici will package as a single unit all FRU components provided as replacements under Exhibit I.

9.4	Delivery Delay—Avici will notify Nortel Networks of any anticipated delay in meeting the Delivery Date. If approved in writing by Nortel Networks, Avici will, (a) make a partial shipment of Products, or (b) at Avici’s expense substitute products for the delayed Products until the delayed Products are delivered, or (c) implement another reasonable workaround at its expense. Nortel Networks may cancel the affected Release or Purchase Order (i) if a shipment is [CONFIDENTIAL TREATMENT REQUESTED] /*/ following a Delivery Date [CONFIDENTIAL TREATMENT REQUESTED] /*/, or (ii) if the Nortel Networks’ Customer destined for receipt of the affected Product [CONFIDENTIAL TREATMENT REQUESTED] /*/. Nortel Networks will have no liability for the cancellation charges pursuant to Section 8.7 for a cancellation under this Section 9.3.

9.5	Rescheduling Delivery Date—Nortel Networks may, within [CONFIDENTIAL TREATMENT REQUESTED] /*/ prior to the then scheduled Delivery Date, reschedule such Delivery Date [CONFIDENTIAL TREATMENT REQUESTED] /*/ Delivery Date. Any rescheduled order subsequently cancelled pursuant to Section 8.7 shall be subject to a cancellation charge of [CONFIDENTIAL TREATMENT REQUESTED] /*/ or, for customized Product, such other cancellation charge as the parties may negotiate under Section 8.7.

10.	Prices and Payments.

10.1	Fees—Nortel Networks will pay Avici for the Products according to this Article 10. For currently shipping Products, the fees shall be based on the most current version of Avici-Nortel Networks Pricing Schedule (List Price), which is attached as Schedule 1 to Exhibit A to this Agreement and may be updated from time to time by Avici in its sole discretion, and shall be subject to the discount levels and Price adjustments as set out in Exhibit A. Subject to Section 10.3, the Prices will (a) apply to all purchases under this Agreement, (b) be reviewed by the parties on a quarterly basis (including Avici’s identifying Product road maps [i.e. planning] and cost trends), (c) include shipping FCA Avici’s designated plant, and, (d) include packing. The Prices will be exclusive of all applicable Taxes.

10.1.1

If any governmental authority imposes a Tax, Nortel Networks will pay the Tax; provided Avici includes the Tax as a separate line item on the invoice for the purchase that generated the Tax. If the Tax is not included as a separate line item, the amount of the Tax will be deemed (a) to have been included in the Price for the Products and /or services purchased, and (b) paid in full when Nortel Networks pays the applicable invoice. Nortel Networks will not be responsible for any taxes imposed upon Avici’s net income, net worth, gross receipts, corporate existence or franchise. Avici will timely remit all the described taxes to the proper taxing authorities. If Nortel Networks or a purchasing Subsidiary or Affiliate provides Avici with a tax exemption certificate, Avici will not invoice for the Taxes specifically exempted under the terms of the exemption certificate. Avici will reimburse Nortel Networks to the extent Taxes paid by Nortel Networks are recovered by Avici from the taxing or governmental authority. To the extent that Taxes may only be refunded to Nortel Networks, Avici agrees to cooperate reasonably with Nortel Networks’ obtaining a refund or reimbursement of the Taxes. If Nortel Networks is required by law to withhold any tax with respect to a payment to Avici, Nortel Networks will (i) withhold the appropriate amount from the payment, (ii) pay the withheld amount to the applicable authority, as required by law, and (iii) furnish to Avici certified copies of tax receipts and any other documentation reasonably requested by Avici as proof of Nortel Networks’ payment of the withholding tax.

10.2	[CONFIDENTIAL TREATMENT REQUESTED] /*/—On an annual basis, the Prices charged by Avici to Nortel Networks for Product provided by Avici to Nortel Networks for distribution to carriers [CONFIDENTIAL TREATMENT REQUESTED] /*/. For making [CONFIDENTIAL TREATMENT REQUESTED] /*/ Avici will [CONFIDENTIAL TREATMENT REQUESTED] /*/ for Product provided by Avici to OEM customers for distribution to carriers in [CONFIDENTIAL TREATMENT REQUESTED] /*/ is as set forth in [CONFIDENTIAL TREATMENT REQUESTED] /*/. For clarity, Avici may, from time to time, make [CONFIDENTIAL TREATMENT REQUESTED] /*/.

10.3	[CONFIDENTIAL TREATMENT REQUESTED] /*/—(a) If Avici agrees to [CONFIDENTIAL TREATMENT REQUESTED] /*/, as determined under [CONFIDENTIAL TREATMENT REQUESTED] /*/; provided that Avici will not be required to disclose confidential information of third parties. (b) Whether or not Section 10.2 applies, if Avici [CONFIDENTIAL TREATMENT REQUESTED] /*/.

10.3.1	If either Section 10.3 (a) or (b) occurs, Avici and Nortel Networks will enter into an amendment of Exhibits A and D of this Agreement [CONFIDENTIAL TREATMENT REQUESTED] /*/. As its sole and exclusive remedy for any failure of Avici to provide Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ to which it is legally entitled under this Agreement, Nortel Networks will [CONFIDENTIAL TREATMENT REQUESTED] /*/ under this Agreement until the effective date of the described amendment. For clarity, Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ to an OEM customer subject to the requirements of Section 10.2.

10.4	Payment—Avici will invoice Nortel Networks at Nortel Networks, Attn: Accounts Payable Dept., P.O. Box 90510, Nashville, Tennessee 37208-0510 or such other address as Nortel Networks or the purchasing Subsidiary or Affiliate may designate in writing to Avici in accordance with Article 1. Nortel Networks will pay Avici all amounts due hereunder within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Nortel Networks’ receipt of an undisputed invoice (Payment Period). Invoices will only be disputed in good faith. If Nortel Networks notifies Avici that it disputes only part of an invoice, Avici will reissue any disputed invoice as two (2) invoices, the first invoice for the undisputed amounts and the second invoice for the disputed amount. Regardless of the reissue, the undisputed amounts payable will continue to be due within the Payment Period. However, if the reissued invoice is delivered to Nortel Networks with less than ten (10) business days remaining before the end of the Payment Period, the undisputed amounts payable will be due ten (10) business days from the date of delivery of the reissued invoice; provided, the invoice date on the reissued invoice is the same as the date of Avici’s original invoice. Avici will not be required to provide any warranty or other service in relation to any Product for which payment is delayed more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Nortel Networks’ receipt of the invoice.

10.5	US Currency—All Prices and payments will be in U.S. currency unless otherwise agreed in writing by the parties.

10.6	Audit—

10.6.1	For the duration of this Agreement and a period three (3) years thereafter, each party shall retain proper and accurate accounting records in relation to all matters affecting the subject matter of this Agreement. Upon fifteen (15) days notice, and during normal working hours, not more than once per year (unless the immediately prior audit has revealed a material discrepancy) each party shall have the right to: (a) inspect such relevant records of the other party; and (b) audit the other party’s relevant books, records and physical inventory for the purposes of verifying the other party’s compliance with the terms and conditions of this Agreement. Such audits shall be conducted by an independent third party who is bound by an industry standard confidentiality agreement and is reasonably acceptable to the audited party. The audited party shall provide the auditing party with all reasonable assistance in conducting such inspection and audit.

10.6.2	The audit rights set forth in Section 10.6.1 shall not apply to Sections 4.8 and 10.2. In relation to Section 10.2 and 4.8 only, in lieu of the foregoing audit right, using the certified professional accounting firms reasonably acceptable to both parties, Nortel Networks may, at its sole expense, audit Avici’s records and accounts to determine whether Avici has complied with Sections 4.8 and 10.2. The audit will be conducted upon at least five (5) days prior written notice and during Avici’s normal business hours. No more than one audit will be conducted each calendar year. Avici will reasonably cooperate with Nortel Networks and provide Nortel Networks with any financial or business records that contain subject matter relevant to the audit. Such certified professional accounting firm will sign a confidentiality agreement reasonably acceptable to Avici and will be bound not to reveal Avici’s or any third party’s Confidential Information. The certified professional accounting firm will only reveal to Nortel Networks whether or not Avici is in compliance with Sections 4.8 and 10.2 and the aggregate underpayment or over payment for the audited period.

10.7	Internationalization Expenses—Nortel Networks will be responsible for legal and contractual obligations associated with distributing the Product outside the United States, including, without limitation expenses associated with importing, exporting, and paying Taxes (subject to Section 10.1.1), duties and tariffs, which arise from the distribution of Products in countries or regions of the world outside of the United States. Notwithstanding the foregoing, Avici will be responsible for expenses associated with homologation of the Products for those countries of the world which it deems appropriate in its sole discretion, including without limitation, expenses associated with achieving necessary localized certifications, localizing packaging, and making other required changes to the Products (other than Documentation). Nortel Networks will be responsible for all translation of Documentation. Avici will provide support services in English only.

11.	Title and Risk of Loss.

11.1	Title to (excluding Software title) and risk of loss of the Products will pass to Nortel Networks FCA Avici’s dock. Title to and risk of loss of warranty replacement Products will pass to Nortel Networks on delivery to Nortel Networks’ designated destination.

12.	Limited Warranty.

12.1	Hardware Warranty—Avici warrants that for [CONFIDENTIAL TREATMENT REQUESTED] /*/ manufacturing date stamped on the Products (Product Warranty Period), the Hardware will [CONFIDENTIAL TREATMENT REQUESTED] /*/ and will [CONFIDENTIAL TREATMENT REQUESTED] /*/ (having regard to the commercial requirements of Customers) [CONFIDENTIAL TREATMENT REQUESTED] /*/ to the Specifications and Product Documentation; provided, however, the foregoing warranty will not apply to defects to the extent to which they are due to: (i) alterations of the Product by a party other than Avici or as expressly authorized by Avici, (ii) use of the Product other than in accordance with its Specifications, Product Documentation, or as reasonably contemplated by the Parties in writing, (iii) the combination of the Product with a third party product not contemplated by the Specifications or Product Documentation; or (iv) the failure by Nortel Networks or by any Distribution Channel or Nortel Networks’ Customer to install or have installed revised Firmware as provided by Avici.

12.2	Software Warranty—Avici warrants that the Software will perform in [CONFIDENTIAL TREATMENT REQUESTED] /*/ to the applicable Specifications and Product Documentation [CONFIDENTIAL TREATMENT REQUESTED] /*/ shipment to Nortel Networks (Software Warranty Period); provided, however, Avici makes no warranty for defects to the extent to which they are due to: (i) alterations of the Software by a party other than Avici or as expressly authorized by Avici, (ii) use of the Software other than in accordance with its Specifications, Product Documentation, or as reasonably contemplated by the Parties in writing, (iii) the combination of the Software with a third party product not contemplated by the Specifications or Product Documentation; or (iv) the failure by Nortel Networks or by any Distribution Channel or Nortel Networks’ Customer to install or have installed changes, revisions or Updates to the Software as provided by Avici. Avici does not warrant that the Software will be error free.

12.3	Additional Warranties—Avici warrants that (a) the Products are new (except where expressly identified as refurbished) and will be free and clear of all security interest or other lien and other encumbrance when sold; (b) unless expressly identified otherwise, the Products (i) are safe for normal use and non-toxic, (ii) present no abnormal hazards to persons or their environment, and (iii) may be disposed of as normal refuse without special precautions; (c) the Products will function without any material service-affecting errors relating to date data and date-dependent data, (Date related problems will be given Critical Problem resolution priority, as described in Exhibit J of this Agreement); (d) as of the Effective Date that, to Avici’s knowledge, it is not aware of [CONFIDENTIAL TREATMENT REQUESTED] /*/.

12.4	Warranty Remedy—Nortel Networks will promptly notify Avici of defective Product. Such notification shall include the information set forth in Exhibit I, Attachment 1. For defective Product subject to warranty under Section 12.1 or Section 12.2, Avici will provide at its expense, as described in Exhibit I, (a) the Repair Services described in Article 13 within the Repair Period or (b) replacement Hardware and Software. Warranty replacement Hardware and Software must (i) be functionally equal to or better than the replaced units, (ii) be backward compatible, and (iii) meet the Specifications. In the event that Avici is unable to repair or replace a defective Product within thirty (30) days of notice from Nortel Networks, Nortel Networks may, as its sole and exclusive remedy (but without limiting its right to terminate the Agreement pursuant to Article 2) for such defect return the affected Products for a refund and terminate the Agreement.

12.5	Epidemic Failure Warranty—“Epidemic Failure” means that Nortel Network’s Customers have reported a failure of a Product to conform to its applicable Specifications, where:

(a) the failure has occurred in:

(i) if less than 100 units of the Product have been made generally available, [CONFIDENTIAL TREATMENT REQUESTED] /*/

(ii) if more than 100 units of the Product have been made generally available, [CONFIDENTIAL TREATMENT REQUESTED] /*/

(b) such failure arises from the same root cause and is classified as a Critical Problem or Major Problem (as such terms are defined in Exhibit J), and

(c) such failure is not caused by:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

Avici warrants that the Hardware will [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Software Warranty Period (as applicable the “Epidemic Failure Warranty”). Unless otherwise agreed in writing by the parties, if an Epidemic Failure occurs, upon notice from Nortel Networks Avici will, as Nortel Networks’ [CONFIDENTIAL TREATMENT REQUESTED] /*/:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

In addition, Nortel Networks may [CONFIDENTIAL TREATMENT REQUESTED] /*/. [CONFIDENTIAL TREATMENT REQUESTED] /*/.

12.6	Repair and Replacement Warranty—Avici warrants that Product warranty repairs and replacements will be free from defects in materials and workmanship and will conform to the Specifications for the longer of (a) the remainder of the Product Warranty Period, or (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of Nortel Networks’ receipt of a replacement or repaired Product. Avici warrants out-of-warranty repairs and replacements for [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of Nortel Networks’ receipt of a replacement or repaired Product.

12.7	Additional Exclusions—The warranties in this Article 12 will not cover (a) items normally consumed in operation (e.g., lamps and fuses), and (b) defects caused by mishandling, misuse, neglect or improper testing or repair by Nortel Networks.

12.8	Personal Warranties—[CONFIDENTIAL TREATMENT REQUESTED] /*/, these warranties are personal to Nortel Networks and Avici makes no warranty to Nortel Networks’ Customers or Nortel Networks’ Distribution Channels and Nortel Networks shall purport to make no warranty to Nortel Networks’ Customers or Nortel Networks’ Distribution Channels on Avici’s behalf.

12.9

LIMITATION—THE FOREGOING WARRANTIES, TERMS AND CONDITIONS ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, TERMS OR CONDITIONS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES, TERMS OR CONDITIONS OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AVICI SHALL NOT BE LIABLE UNDER ANY WARRANTY IF ITS TESTING AND EXAMINATION

DISCLOSES THAT THE ALLEGED DEFECT IN THE PRODUCT OR SOFTWARE DOES NOT EXIST OR WAS CAUSED BY NORTEL NETWORKS’, ITS SUBSIDIARIES’, AFFILIATES’, OR ITS END USER’S OR DISTRIBUTION CHANNEL’S MODIFICATION, MISUSE, NEGLECT, IMPROPER INSTALLATION OR TESTING, UNAUTHORIZED ATTEMPTS TO REPAIR, COMBINATION WITH ANY THIRD PARTY PROVIDED SOFTWARE OR HARDWARE (EXCEPT AS SET FORTH IN THE SPECIFICATION) OR BY ACCIDENT, FIRE, LIGHTNING OR OTHER HAZARD.

13.	Repair Services.

13.1	If a Product is entitled to warranty coverage in accordance with Article 12, at no additional charge Avici will provide services to Nortel Networks for such Product in accordance with Exhibit I (Repair Services). After the Product Warranty Period, Avici will provide the Repair Services to Nortel Networks during the Repair Period for the charges described in Article 3 of Exhibit D.

13.2	If Avici fails for reasons within Avici’s reasonable control to return repaired Product by more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the last day of the Repair Period occurs, then as Nortel Networks’ sole and exclusive remedy Nortel Networks may purchase a new unit of the returned Product for no charge, and Avici will no longer be obligated to return the defective Product in question.

13.3	[CONFIDENTIAL TREATMENT REQUESTED] /*/

14.	Discontinued Product.

14.1	Avici shall provide Nortel Networks with [CONFIDENTIAL TREATMENT REQUESTED] /*/ notice on manufacture discontinue of any Product. Nortel Networks shall have the right to place non-cancellable Release(s) or Purchase Order(s) for Products within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after such discontinuation notice. Nortel Networks must take delivery of Products [CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici will take commercially reasonable steps to cause its suppliers to provide Avici with (a) sufficient notice of discontinuance to allow Avici to meet the described [CONFIDENTIAL TREATMENT REQUESTED] /*/ notice requirement, and (b) an ordering opportunity sufficient to meet the described [CONFIDENTIAL TREATMENT REQUESTED] /*/.

15.	Technical Support

15.1	The parties will perform their respective duties as set forth in Exhibits D and J. Avici will provide Technical Support Services, as defined in Exhibit J, in consideration for the payments set forth in Exhibit D.

16.	Documentation

16.1	Commercial Documentation—Avici will supply a master file for Avici’s standard electronic commercial Product documentation for Nortel Networks’ distribution to Customers of a copy of such Product documentation with each Product (Product Documentation), as more specifically described in Exhibit K. For marketing purposes, subject to Section 3.3, Nortel Networks may use, copy, modify and translate Avici’s promotional and end-user materials and Product Documentation. Nortel Networks will keep copyright markings and notices intact.

16.2	Internal Documentation—Avici will use commercially reasonable efforts to supply Avici’s internal documentation which Avici normally provides to Avici’s own internal tier 1 support, including field service advisories, install guides, maintenance manuals, videos and training tools, only for Nortel Networks’ internal business use solely in support of this Agreement. The foregoing will not require Avici to provide Nortel Networks with information which is confidential to third parties. Such materials shall be the Confidential Information of Avici. Nortel Networks may use, copy, modify and translate such information solely for the use of Nortel Networks employees or, subject to Section 17.1, contractors, who require such information to install and support the Products.

17.	Confidential Information

17.1

Confidentiality—Each party will use reasonable care in holding the other’s Confidential Information in confidence and not disclose it to anyone except that party’s employees who have a need to know for purposes of carrying out this Agreement.

However, a party may also disclose the Confidential Information to third parties (e.g., Subsidiaries, Affiliates and subcontractors) who have a need to know for purposes of carrying out this Agreement and have agreed in writing in advance to be bound by the confidentiality terms at least as protective of the Confidential Information as those of this Agreement.

17.1.1	Exceptions—Confidential Information is not protected if (a) a recipient can demonstrate through written documentation that it was already known prior to receipt from the discloser; (b) it becomes known or generally available to the public (other than by act of the recipient) after its disclosure; (c) it is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so and without similar confidentiality obligations; or (d) it is independently developed by recipient without access to or use of the Confidential Information, as demonstrated by its business records. Nothing in this Agreement shall prevent the receiving party from disclosing Confidential Information to the extent the receiving party is legally compelled to do so by any governmental investigative or judicial agency pursuant to proceedings over which such agency has jurisdiction; provided, however, that prior to any such disclosure, the receiving party shall: (a) assert the confidential nature of the Confidential Information to the agency; (b) immediately notify the disclosing party in writing of the agency’s order or request to disclose; and (c) cooperate fully with the disclosing party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting its confidentiality.

17.2	Release of Information—Only with the other party’s prior written consent may a party (a) advertise, make public statements or publish information concerning this Agreement or a P.O. or the relationship between Nortel Networks and Avici, or (b) use the name or trademark of the other party with respect to any advertising, promotion, publicity, or representation that a party may make in connection with such party’s business, services, or product lines. Avici and Nortel Networks will cooperate to create the language of any information release permitted under this Agreement.

17.3	Tax Treatment—Notwithstanding the preceding, for purchases and sales under this Agreement that are subject to taxation by the United States, either party (including its officers, directors, employees, representatives and agents) may disclose to any and all persons, without any limitation, the tax treatment and tax structure of this Agreement and any transaction under it, as well as materials detailing the tax treatment and tax structure. However, the disclosing party will not disclose specific details of a transaction under this Agreement that are not necessary to an understanding of the tax treatment and tax structure of this Agreement or any transaction under it.

17.4	Restrictions Regarding Escrowed Materials and Limited Access Escrowed Material—The following Escrowed Materials are defined to be “Limited Access Escrowed Materials”: source code, non-executable object code (other than object code which Avici normally ships with the Product), design specifications, functional specifications, and architecture specifications. Without limiting any other obligation hereunder, Limited Access Escrowed Materials, if released to Nortel Networks, (i) shall be held in confidence by Nortel Networks using the procedures and standard of care that it customarily uses for the protection of its information of like nature, (ii) except as expressly provided in this Section 17.4 shall not be released to any third party, (iii) shall only be released to employees of Nortel Networks who have signed a separate binding confidentiality agreement expressly acknowledging the confidential nature of and use restriction related to the Limited Access Escrowed Materials and contractors as described in the final sentence of this Section 17.4, and (iv) shall not be used for any purpose other than as expressly set forth in Article 26. Obligations of confidentiality related to the Limited Access Escrowed Materials shall survive the termination or expiration of this Agreement indefinitely. Employees and contractors of Nortel Networks who have had access to the Limited Access Escrowed Materials will not work on a competitive routing device concurrently with such employee’s or contractor’s access to the Limited Access Escrowed Materials and shall be instructed, on the termination of such access, to use their best efforts not to make use of such materials in any subsequent development activity. For all Escrowed Materials which are not Limited Access Escrowed Materials, Nortel Networks will not provide such Escrowed Materials which are not Limited Access Escrowed Materials to any third party, except that Nortel Networks may provide such Escrowed Materials to a third party contractor only where (i) the contractor has signed a non-disclosure agreement agreeing to protect the confidentiality of the Escrowed Materials and not to use the Escrowed Materials other than as expressly permitted hereunder; and (ii) Avici normally discloses such Escrowed Materials to its third party contractors when Avici manufactures the Products.

17.5

Information relating to customers, product development roadmaps, product trade secrets, and product architectures including, without limitation, any customer price information disclosed by either party and identified as such to the receiving party at the time of disclosure, is competitively sensitive Confidential Information of the disclosing party (“Competitive Information”) and may only be disclosed to pre-approved employees of the receiving party. The receiving party will provide the disclosing party from time to time with a list of employees for approval that will describe the employee’s name, title and responsibilities as well as a short description of the reason for disclosing such Competitive Information to such employee. The receiving party shall take all reasonable measures to ensure that the said Competitive Information (i) will only be used for the purposes of implementing and monitoring compliance with this Agreement; (ii) will not be used in developing independent or alternative customer sales strategies or proposals; and (iii) will not be disclosed to any other employee without the disclosing party’s prior written approval and in particular to its sales and marketing personnel or product marketing personnel as the case may be. The receiving party shall, upon request, provide the disclosing party with particulars as to the on going measures it is implementing to ensure compliance with this provision. Both parties agree not to disclose specific Competitive Information to any third party except for specific customer information to such customer.

18.	Hazardous Materials.

18.1	As required by law or government regulation (including, but not limited to, those set forth in Exhibit L) prior to shipment, Avici will notify Nortel Networks about hazardous and toxic materials in Products. Avici will update the lists of such hazardous and toxic materials included in the Products annually. Avici shall also identify such other hazardous and/or toxic materials as Nortel Networks may specify.

18.2	Product recalls due to hazardous or toxic material content or quantity will be at Avici’s expense. Nortel Networks will cooperate with Avici to minimize Avici’s recall related expenses. If a recall occurs, Avici will use commercially reasonable efforts to provide Nortel Networks with a workaround. The workaround will comply with applicable law and may include, without limitation, Avici’s (a) removing the offending hazardous or toxic material and substituting a non-offending material, or (b) removing the prohibited excess of hazardous or toxic material, or (c) substituting a functionally equivalent product that does not contain the offending hazardous or toxic material. Avici will indemnify Nortel Networks in accordance with Article 19 below for use, sale or distribution of offending Products.

19.	Indemnity.

19.1	Indemnification

19.1.1	Personal Injury—Each party will defend, indemnify and hold harmless the other party (including their employees, officers and directors) from fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities arising from a third party claim of bodily injury or tangible property damage caused by (a) the negligence or willful misconduct of that party, (b) a manufacturing or design defect in a product, including without limitation a Product, provided by that party or its agent, or (c) or specifications, including without limitation the Specifications, provided by that party or its agents, to the extent to which the other party complies to such specifications at the request of that party.

19.1.2	Avici [CONFIDENTIAL TREATMENT REQUESTED] /*/ Indemnity—Avici will defend, indemnify and hold harmless Nortel Networks (including their employees, officers and directors) from fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities arising from a [CONFIDENTIAL TREATMENT REQUESTED] /*/. Such indemnification shall not apply to the extent to which [CONFIDENTIAL TREATMENT REQUESTED] /*/ to the extent to which any such exception is attributable to Nortel Networks, the “Avici Indemnity Exceptions”).

19.1.3	Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ Indemnity—Nortel Networks will defend, indemnify and hold harmless Avici (including its employees, officers and directors) from fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities arising from an Avici Indemnity Exception.

19.1.4	Nortel Network Customer Claims—Except to the extent a Nortel Networks’ Customer claim [CONFIDENTIAL TREATMENT REQUESTED] /*/, Nortel Networks will defend, indemnify and hold harmless Avici (including its employees, officers and directors) from fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities arising from any Nortel Networks’ Customer claim [CONFIDENTIAL TREATMENT REQUESTED] /*/ caused by the acts or omissions of Nortel Networks.

19.2	Responsibilities of Indemnifying Party—“Claims” means a third party claim covered by an indemnity obligation in Section 19. At its expense the indemnifying party will (a) defend against or settle applicable Claims, and (b) pay related costs and attorneys’ fees. The indemnifying party will have sole control of the settlement or defense of Claims, but the indemnified party may participate in the defense or settlement at its own expense. If the indemnifying party does not agree that the claim or suit is fully covered by this indemnity provision, then the parties agree to negotiate in good faith an equitable arrangement regarding the defense of the claim or suit and any settlement thereof consistent with such party’s obligations hereunder.

19.3

Injunction—If Nortel Networks is enjoined from using Products due to a Claim covered by Avici’s indemnity obligation under Section 19.1.2, Avici shall, or if in Avici’s reasonable determination Nortel Networks is likely to be enjoined, from using Products due to a Claim covered by Avici’s indemnity obligation under Section 19.1.2, Avici may, at its sole option and expense (a) obtain the right for Nortel Networks and its Subsidiaries to use the Product as provided under this Agreement, (b) substitute a functionally equivalent product that does not infringe, (c) modify the offending Product so that it no longer infringes, or if (a), (b) and (c) are commercially impracticable, (d) upon the return of the Product to Avici, refund the actual amount paid by Nortel Networks. Notwithstanding any provision of Exhibit F, Nortel Networks will not reject any properly issued PCN required to implement (b) or (c) above.

19.4	The obligations under this Article 19 will survive the termination of this Agreement. The indemnities set forth in this Article 19.1.2 and 19.1.3 [CONFIDENTIAL TREATMENT REQUESTED] /*/.

20.	Limitation of Damages

20.1	EXCEPT FOR THE INDEMNITY OBLIGATIONS OF THE PARTIES UNDER ARTICLE 19 OR A BREACH OF SECTIONS 4.1, 4.2, 4.4, 4.5, OR 4.7 OR ARTICLE 17 , IN NO EVENT, WHETHER BASED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE) SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES OF ANY KIND OR FOR LOSS OF PROFITS OR REVENUE OR LOSS OF BUSINESS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH THEREOF, WHETHER OR NOT THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT FOR THE INDEMNITY OBLIGATIONS OF THE PARTIES UNDER ARTICLE 19 OR A BREACH OF SECTIONS 3.1, 3.3, 3.4, 3.5, 4.1, 4.2, 4.4, 4.5, 4.7 or ARTICLE 17 , THE LIABILITY OF A PARTY TO THE OTHER PARTY FOR ANY REASON AND UPON ANY CAUSE OF ACTION [CONFIDENTIAL TREATMENT REQUESTED] /*/ INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, PRODUCT LIABILITY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATIONS, AND OTHER TORTS. NOTHING HEREIN SHALL HAVE THE EFFECT OF LIMITING OR EXCLUDING EITHER PARTY’S LIABILITY FOR DEATH OR PERSONAL INJURY CAUSED BY NEGLIGENCE. IN THE EVENT OF A BREACH OF SECTIONS 4.1, 4.2, 4.4, 4.5, OR 4.7, THE AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER PARTY ARISING FROM ANY AND ALL SUCH BREACHES SHALL BE LIMITED TO [CONFIDENTIAL TREATMENT REQUESTED] /*/. The provisions of this Section allocate the risks under this Agreement between the Parties, and the Parties have relied on the limitations set forth herein in determining whether to enter into this Agreement.

21.	Insurance.

21.1	During the Term and for [CONFIDENTIAL TREATMENT REQUESTED] /*/, Avici will maintain:

21.1.1	A comprehensive general liability insurance policy that (a) includes third party liability coverage, protecting Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ from property damage or personal injury caused by Avici, (b) has a minimum combined single limit of [CONFIDENTIAL TREATMENT REQUESTED] /*/ U.S. dollars, (c) provides [CONFIDENTIAL TREATMENT REQUESTED] /*/ coverage, and (d) indicates on its face that it is [CONFIDENTIAL TREATMENT REQUESTED] /*/.

21.1.2	Employer’s liability insurance with a minimum liability limit of [CONFIDENTIAL TREATMENT REQUESTED] /*/.

21.1.3	Workers’ compensation as required by applicable statute.

21.2	The comprehensive general liability policy will name Nortel Networks Limited [CONFIDENTIAL TREATMENT REQUESTED] /*/ as an additional insured party. Avici will not cancel or change a policy so naming Nortel Networks without providing at least thirty (30) days advance written notice to Nortel Networks.

21.3	Within ten (10) days after the Effective Date, Avici will furnish Nortel Networks with a certificate of insurance and evidence of the required, paid-up coverage.

21.4	Nortel Networks may request Avici to increase its coverage, if Nortel Networks reasonably believes that Avici’s coverage is inadequate and Avici will consider such request in good faith.

22.	Notices.

22.1

Everyday business communications between the parties may be sent by normal methods (e-mail, etc). However, formal notices under this Agreement waiving any provision hereof, asserting breach or termination, rejecting a Product, requesting an escrow release, or notifying a Party of a dispute will be given (a) by facsimile with confirmation of transmission; (b) in a writing sent personal same or next day delivery; or (c) in a writing sent by commercial overnight courier with written verification of delivery. All notices so given shall be deemed given upon the earlier of receipt or one (1) day after dispatch. A party will send notice to the delivery address or electronic mail address or fax number of the senior counsels described below.

AVICI:		Avici Systems Inc 101 Billerica Ave N. Billerica, MA 01862 Attention: General Counsel
	FAX:	978/964-2250
e-mail address: panastos@avici.com

NORTEL NETWORKS:		Nortel Networks Limited Law Department 8200 Dixie Road, Suite 100 Brampton, Ontario Canada L6T 5P6 Attention: Corporate Secretary
	FAX:	905-863-8544
E-Mail:djnoble@nortelnetworks.com

Nortel Networks Inc. Law Department 2221 Lakeside Drive Richardson, Texas 75082 Attention: General Counsel, Supply Management Solutions Law
FAX:
E-Mail:

23.	Strategic Governance.

23.1	Executive Sponsors—Each party shall designate a person with appropriate authority to act as an executive sponsor and perform the following: (a) promote the spirit of the Agreement, (b) appoint and provide direction to the Relationship Prime as defined below and (c) attempt to resolve disputes between the parties that the Relationship Primes were unable to resolve (“Executive Sponsor”). Either party may change its Executive Sponsor upon five (5) business days written notice to the other party. The times, locations and frequency of Executive Sponsor meetings shall be as mutually agreed upon by the parties.

23.2	Relationship Primes—Each party shall appoint a relationship prime to manage the following areas: [CONFIDENTIAL TREATMENT REQUESTED] /*/ (“Relationship Prime”). The Relationship Primes shall have the initial responsibility to resolve disputes between the parties. Either party may change its Relationship Prime upon [CONFIDENTIAL TREATMENT REQUESTED] /*/ written notice to the other party.

23.3	Quarterly Meetings—The Relationship Primes shall hold quarterly reviews (“Quarterly Review Meetings”), unless otherwise agreed, to share relevant information related to the Agreement, review plans and activities, address issues and monitor results of each party’s obligations under the Agreement.

23.4	[CONFIDENTIAL TREATMENT REQUESTED] /*/—Both parties will use commercially reasonable [CONFIDENTIAL TREATMENT REQUESTED] /*/. The parties agree that, at Nortel Networks’ request, Avici will use commercially reasonable efforts [CONFIDENTIAL TREATMENT REQUESTED] /*/. The parties agree that, at Avici’s request, Nortel Networks will [CONFIDENTIAL TREATMENT REQUESTED] /*/.

23.5	Nortel Networks Training—Within sixty (60) days of the Effective Date both parties will formulate and approve a training program for pre-sales systems engineers and customer support engineers to achieve “Avici Certified Engineer – ACE” designation and other appropriate training.

23.6

Product Management/Awareness—[CONFIDENTIAL TREATMENT REQUESTED] /*/. Nortel Networks acknowledges that Avici retains control over Product design and scheduling of features and functionality for the Products. Nortel

Networks agrees to provide Avici a quarterly update regarding [CONFIDENTIAL TREATMENT REQUESTED] /*/ for Nortel Networks products that [CONFIDENTIAL TREATMENT REQUESTED] /*/.

23.7	Interoperability and Integration—Nortel Networks agrees [CONFIDENTIAL TREATMENT REQUESTED] /*/ where justified by Nortel Networks internal business plans. Applications under consideration include [CONFIDENTIAL TREATMENT REQUESTED] /*/. Such plans will be [CONFIDENTIAL TREATMENT REQUESTED] /*/ within Nortel Networks.

24.	Non-Solicitation.

24.1	During the Term of the Agreement neither party shall directly recruit employees of the other or use a recruiter to indirectly recruit employees of the other without the prior written consent of the other party. Neither party shall be precluded from soliciting employees of the other party through generalized newspaper advertisements, web advertisements, or job fairs.

25.	Governing Law.

25.1	The laws of the State of New York, except for conflict of laws rules, will govern the Agreement. Application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

26.	Escrow

26.1	Release Condition—For purposes of this Article 26, a Release Condition means either: [CONFIDENTIAL TREATMENT REQUESTED] /*/.

26.2	[CONFIDENTIAL TREATMENT REQUESTED] /*/—Subject to payment of the applicable royalty fee set forth in Section 26.4 to Avici, Avici agrees to grant Nortel Networks the license set forth in [CONFIDENTIAL TREATMENT REQUESTED] /*/ in the event that, and for only so long as, there is a Release Condition, and as Nortel Networks would otherwise be entitled to receive Product under this Agreement. In addition, subject to payment of such applicable royalty fee to Avici, Nortel Networks shall be permitted to provide the Escrowed Materials [CONFIDENTIAL TREATMENT REQUESTED] /*/ in the event that, and for only so long as, there is a Release Condition and as Nortel Networks would otherwise be entitled to receive product under the OEM Agreement. During such circumstances, Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici shall use commercially reasonable efforts [CONFIDENTIAL TREATMENT REQUESTED] /*/ and the Nortel Networks Subsidiaries and/or [CONFIDENTIAL TREATMENT REQUESTED] /*/.

26.2.1	License Upon Release—Effective upon the valid release of the Escrowed Materials pursuant to the occurrence of a Release Condition under this Article 26 (“Event of Escrow Release”), Avici hereby grants Nortel Networks a terminable, non-transferable, non-assignable, non-exclusive license, without the right to sublicense, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall belong to Avici provided [CONFIDENTIAL TREATMENT REQUESTED] /*/ Nortel Networks pursuant to the license set forth in Section 3. As additional consideration for the foregoing license [CONFIDENTIAL TREATMENT REQUESTED] /*/, Nortel Networks hereby assigns to Avici all right, title and interest to [CONFIDENTIAL TREATMENT REQUESTED] /*/. Upon an Event of Escrow Release, Nortel Networks will [CONFIDENTIAL TREATMENT REQUESTED] /*/. If the Release Condition is remedied or otherwise ceases, the license granted pursuant to this Section 26.2.1 shall immediately cease, Nortel Networks shall promptly return all Escrowed Materials to the escrow agent and Avici will assume support responsibilities for the remainder of any Product Warranty Period for Products which Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ both materially (having regard to the commercial requirements of Customers) and substantially in conformance with the Specifications. Notwithstanding the foregoing, Avici will not be responsible for any Epidemic Failure obligations [CONFIDENTIAL TREATMENT REQUESTED] /*/.

26.3

Escrowed Materials—“Escrowed Materials” means the information used by Avici to [CONFIDENTIAL TREATMENT REQUESTED] /*/ support the Products, which information is now in Avici’s possession or which during the term of this Agreement comes into Avici’s possession, and which Avici has the right to disclose to Nortel Networks, including but not limited to: [CONFIDENTIAL TREATMENT REQUESTED] /*/ one complete copy of the then current source and binary code, development environment, [CONFIDENTIAL TREATMENT REQUESTED] /*/. Nortel Networks may disclose the Escrowed Materials [CONFIDENTIAL TREATMENT REQUESTED] /*/. Any [CONFIDENTIAL TREATMENT REQUESTED] /*/ will enter into appropriate confidentiality agreements with its employees, contractors/suppliers

[CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici shall use commercially reasonable efforts to assist Nortel Networks in obtaining, at Nortel Networks’ sole expense, any required license of rights to third party technology in the Product(s).

26.4	Royalty—The license granted to Nortel Networks in Section 26.2.1 is contingent upon Nortel Networks payment to Avici or its designee a royalty equal to [CONFIDENTIAL TREATMENT REQUESTED] /*/ that shall be reported and paid by Nortel Networks to Avici quarterly in arrears within forty-five (45) days following the end of the preceding calendar quarter and based on the number of Product units built by or on behalf of Nortel Networks in the applicable calendar quarter. Royalties shall be reported to Avici in a format mutually agreed upon by the parties.

26.5	Escrow Agreement—As soon as practicable after the execution of this Agreement, Nortel Networks and Avici shall enter into an escrow agreement substantially in the form as attached hereto as Exhibit O (“Escrow Agreement”) for the escrow of the manufacturing materials and use in accordance with the provisions of this Section 26 with DSI Technology Escrow Services, Inc. or other escrow company acceptable to both parties. The terms and conditions of the Escrow Agreement form set forth as Exhibit O are subject to the review and approval by such escrow company as such terms and conditions affect the escrow company’s rights and obligations thereunder. The Escrowed Materials will be placed into an escrow, maintained at Nortel Networks’ expense, with an independent escrow agent acceptable to each party in its sole discretion, updated from time to time in accordance with Exhibit O, delivered to Nortel Networks upon a Event of Escrow Release, and returned by Nortel Networks to the escrow agent upon the cessation of any such Release Condition. For greater certainty, the Escrowed Materials as defined in Section 26.3 shall be the “Deposit Materials” as set forth in such Escrow Agreement. Nortel Networks shall pay all fees for the escrow of the Escrowed Materials and any related services

27.	General.

27.1	Severability—If any provision of this Agreement is determined to be legally unenforceable or invalid, the remaining provisions will continue in effect. The parties will substitute a provision that most closely approximates the economic effect and intent of the invalid provision.

27.2	Preferential Trade Agreement—Procedures - Avici will support Nortel Networks’ qualifying Products for preferential trade treatment and meet export and import requirements, as set forth in Exhibit M.

27.3	Debarment Certificate—Avici may be required by law to provide Nortel Networks with a certificate about the Products, based on the then-current version of the form set forth in Exhibit N.

27.4	Compliance with Laws—Nortel Networks and Avici will conform to all laws and governmental orders and regulations in effect at the time of their performance under this Agreement.

27.5	Assignment—Neither party will assign or transfer this Agreement, or its rights or obligations, without the prior written consent of the other party; which consent will not be unreasonably withheld or delayed. However, either party may assign or subcontract its rights or obligations under this Agreement to a Subsidiary without the other party’s consent or to a person or entity to which the assigning party has seceded all or substantially all of its business and assets to which this Agreement relates.

27.6	Waiver—Unless waived and agreed in writing by the parties, no action or inaction by a party under this Agreement will constitute a waiver of a party’s (a) rights or obligations under this Agreement, or (b) breach of this Agreement.

27.7	Independent Contractors—Under this Agreement Avici is an independent contractor. This Agreement does not create a joint venture, partnership, principal-agent or employment relationship between Avici and Nortel Networks.

27.8	Incorporation of Exhibits—All exhibits attached to this Agreement are also incorporated in this Agreement. In the event of conflict between documents, the order of precedence will be: (a) this Agreement, and (b) the Exhibits.

27.9	Announcement—Neither party, nor its Affiliates or Subsidiaries, will make a press release, announcement, or other public disclosure regarding this Agreement or the relationship embodied herein without the prior written consent of the other party unless required by law or regulation. If any such disclosure is required the disclosing party agrees to provide prompt notice to the other and both parties agree to work together in good faith to best manage the scope of the disclosure.

27.10	English—All written communication concerning this Agreement or amendments or restatements of this Agreement will be in the English language.

27.11	Multiple Counterparts—This Agreement may be executed by the parties in multiple counterparts, each of which will be deemed an original and all of which will be one and the same document. Neither party shall object to the use of a photocopy of the original of this Agreement for the purpose of making any required public filings.

27.12	Entire Agreement—This Agreement is the entire subject matter agreement of Nortel Networks and Avici and supersedes any and all other prior or contemporaneous agreements, other than the Warrant Agreement, or understandings, whether written or oral, between them relating to the subject matter hereof, including without limitation, the Term Sheet dated December 12, 2003. Any terms or conditions in Release, Blanket Purchase Order, Purchase Order, acknowledgement, invoice or other instrument which is inconsistent with or in conflict with the terms and conditions contained in this Agreement or which seek to increase or impose additional obligations, liabilities, or risks upon either Party are hereby expressly rejected and shall have no effect.

27.13	Force Majeure—Except for the obligation to pay monies due hereunder, neither party shall be liable to the other for any alleged loss or damage resulting from failure to perform due to events beyond its reasonable control, including without limitation acts of God, natural disasters, acts of civil or military authority, fire, floods, epidemics, quarantine, energy crises, war or riots. Each party shall promptly notify the other party if such an event will delay its performance.

27.14	Equitable Relief—The Parties acknowledge and agree that damages at law may be inadequate remedies for the breach of Section 3, Section 4 or Section 17 and, accordingly, agree that the other party is entitled to seek injunctive or other equitable relief with respect to any breach by a party of such Sections without the necessity of proving actual damages or posting a bond or other security. The rights set forth in this Section shall be in addition to any other rights that the parties may have at law or in equity.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives effective as of the date first above written.

AVICI SYSTEMS INC.		NORTEL NETWORKS LIMITED

By:		By:
	(Signature)		(Signature)

Name:		Name:
	(Print)		(Print)

Title:		Title:

Date:		Date:

By:		By:
	(Signature)		(Signature)

Name:		Name:
	(Print)		(Print)

Title:		Title:

Date:		Date:

EXHIBIT A

PRICES, DISCOUNTS AND DELIVERY

Part I:  Product List:    First Article Accepted Products, Prices and Discounts

Products will include the current Avici products shown on the Price List attached hereto as Schedule A-1 to this Exhibit A. In the future, generally available Avici products listed on the then-current Avici Price List will be added to Schedule A-1 after such Products have passed the First Article Acceptance procedure set forth in Exhibit E ..

Global Cumulative Baseline Purchases

The Global Cumulative Baseline Purchases will be deemed to have been “met or exceeded” if Nortel Networks has placed Purchase Orders and Releases equal to or in excess of the cumulative dollar amount shown below for (a) Products shipped or eligible to be shipped (taking into account Order Time) in the applicable period and (b) services invoiceable in the applicable period. For greater certainty, any amounts refunded [CONFIDENTIAL TREATMENT REQUESTED] /*/. The Global Cumulative Baseline Purchases for the following periods will be:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

The Global Cumulative Baseline Purchases shall be modified accordingly for [CONFIDENTIAL TREATMENT REQUESTED] /*/.

Pricing

Nortel Networks and its Affiliates and Subsidiaries will pay Avici the transfer price for the Products shown on Schedule A-1 [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

Part II:  Product List:    Not First Article Accepted products, Prices, Discounts and Availability Dates

None as of Effective Date.

Part III: [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

Schedule A-1

Avici Price List

December 2003

Nortel Networks CPC	Nortel Networks PEC	Avici Model	Product Description	List Price
[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

EXHIBIT B

PRODUCT SPECIFICATIONS, MARKING AND LABELING

References to generally available industry telecommunications standards in this Exhibit B will include amendments of the standards, as they occur from time to time during the Term; provided that the Specifications will not be deemed to include amendments to incorporated standards without the agreement of the Parties. Avici will use commercially reasonable efforts to notify Nortel Networks if it becomes aware of amendments to standards incorporated in the Specifications which are not being met and the parties will work together to resolve the issue.

PART I.         SPECIFICATIONS

1.	Document Identification:

Document ID	Description and specific provisions
Product Specification	Avici Systems Product Specifications Version 1.0.doc

Nortel Networks Procurement Specification: NPS 50561-01	Nortel Networks Procurement Specification: NPS 50561-01 Issue 5 Date 98/May

2.	Certification—As needed, Avici will obtain the design certifications listed below for new or modified designs after production release. The parties will notify each other about design changes that might invalidate a certification. The exposure will be included in the PCN process for generally available products.

2.1	Seller will obtain the following certifications, if applicable, and any other certifications required by law:

CEMark

UK Type Approval

UL / CSA / EN safety

FCC parts 15 and 101

3.	Performance

According to relevant controlling NPS specifications—Avici and Nortel Networks will mutually agree upon a specific Feature Integration Test (“FIT”) (Performance rate)

PART II.        Product Marking and labeling

A.	Marking—Subject to the country of origin marking requirements set out in Section III below, all Products will be marked as follows, based on the numbered versions of applicable standards identified below, as amended or updated from time to time:

Subject to the country of origin marking requirements set out in Section III below, all Products will be marked as follows:

1.	Serial number: bar-coded serial number will be placed on the rear chassis of the Product
2.	Manufacturing date stamp: Avici will stamp the rear chassis of the Product with the date of manufacture.
3.	Avici’s model number will be stamped on the ejector tab/latch of faceplate or other location agreed upon by the parties on a Product-by-Product basis.
4.	Telcordia CLEI code, bar-coded (Code 128) and alpha numeric [CONFIDENTIAL TREATMENT REQUESTED] /*/ will be on the Product’s manufacturing label or other location agreed upon by the parties.
5.	the Nortel Networks product engineering code (PEC) will be on a location agreed upon by the parties on a Product-by-Product basis.
6.	Repair date stamp: Telcordia GR-78-CORE.

7.	Avici will pack and mark/label the Products using the applicable portions of the following standards:

a)	Nortel Networks Corporate Standard 157.0 and Telcordia TR-NWT-870 on ESD protection;
b)	Telcordia’s GR-CORE-142, TR-NWT-000063 and TR-NWT-870 standard packing practices.
c)	American Society for Testing & Materials-ASTM D-4196 Performance Testing Of Shipping Containers and Systems; and, Telcordia (Bellcore) GR 63-Core Network Equipment Building Systems (NEBS) requirements: Physical Protection.
d)	Labeling—Electronic Industries and Association Specification EIA-556B (Outer shipping container Bar Code Label Standard); and, Telecommunications Industry Forum 93-002 Implementation Guide to Packaging and Labeling.

If Seller approves of modifications requested by Nortel Networks, Avici will modify the packing boxes’ size and external markings (including branding).

B.	Label Requirements for Direct Shipments to Nortel Networks facilities—In addition to meeting the labeling and marking requirements in Section 7 of Part IIA above, Avici will require the following with respect to direct shipments to Nortel Networks. All bar codes Avici uses for labelling must be in the 3x9 format.
1.	Shipments to Logistics and Distribution Centers—If Nortel Networks specifies in a Release or Purchase Order that Avici is to ship Products to a Nortel Networks logistics and distribution center (“L&D Center”) Avici’s shipping documentation, labelling and other information included on the Product shipments must be written in English and clearly legible. Nortel Networks will provide Avici with the shipping address and contact information for L&D Centers, as required.
1.2	Packing slips—Avici will include packing slips with all Products shipped to an L&D Center. The packing slips will include the PEC, the quantity of Products enclosed and the applicable Purchase Order number.
1.3	Pallets—Nortel Networks requests that Avici ship Products to L&D Centers on pallets measuring 42” by 42” square with a maximum height of 48” (total height of Product and pallet). The parties will mutually agree on the actual pallet size to be used for the Products.
1.4	Avici will include the following on the shipping label for Products going to L&D Centers: (a) Avici’s name, address and telephone number, (b) the applicable Nortel Networks Purchase Order number, and (c) the number of boxes in each shipment. (e.g., box 1 of 3, box 2 of 3 and so forth).
2.	Product labels—Each Product must be individually packaged and be marked on the outside, using a label(s) containing the following: (a) a description of the Product (model, product, type), (b) the Nortel Networks common product code (CPC), (c) the Nortel Networks product engineering code (PEC), if applicable; (d) the Avici Product release/version number, (e) the date of manufacture, (f) the number of units of Product in the package, (g) the Country of Origin, (h) if applicable, the Product revision date, and (i) serial numbers.
2.1	Serial numbers must be clearly legible and (a) imprinted directly on the outside of the packing for each individually packed unit of Product and each package containing multiple units of Product (i.e. master pack, as described in Section 3 below), (b) clearly identified with the words “serial number,” and (c) in a (3x9) bar code format that can be scanned by Nortel Networks.
2.2	The following is a sample label:

[GRAPHIC APPEARS HERE]

If a unit of Product is repaired, Seller will change the CPC prefix from “A0”to “AR” and Seller will stamp the repair date below the manufacture date on the label.

3.	Master Pack Labelling—For packages containing more than one unit of Product (“master pack”)the outside of the package must have a label containing the same information used to label each individually packed Product in the master pack, as set out in Section 2 above, plus the number of individually packaged Products contained in the master pack.

4.	Additional requirements—In addition to the requirements set out in Sections 1, 2 and 3 of this Part II, on a case-by-case basis, Avici will use commercially reasonable efforts, at Nortel Networks’ expense, if any, to comply with any other labelling specifications reasonably required by Nortel Networks.

III.	COUNTRY OF ORIGIN PRODUCT AND PACKAGING MARKING

1.	Product Marking for Country of Origin—All Products supplied to Nortel Networks or its customers must be marked in accordance with the applicable World Trade Organization and country-specific marking regulations.
2.	Product Packaging with Country of Origin—The Product packaging must be marked in accordance with the World Trade Organization and country-specific marking regulations. The country of origin shown on the packaging must agree with the Product marking. If the Product packaging contains composite items, each item must be marked, and the packaging must include a statement that lists the country of origin of the items contained in the packaging.
3.	Container Marking—If a container is packed with Product of different origins, Avici agrees to mark the container with a marking statement that lists all the countries of origin of the items packed within the container or with the statement confirming “multiple origins contained”. If Avici is required to reuse containers, the container itself must be marked with the containers origin.

EXHIBIT C

DEMAND-PULL PROGRAM AND VENDOR MANAGED INVENTORY

The Demand-Pull Program or Vendor Managed Inventory Program described in this Exhibit C will only apply if the parties agree in writing, each in its sole discretion, that such program is applicable in the future.

A	DEMAND-PULL PROGRAM

1.	Demand-Pull Program Forecast and Committed Blanket Purchase Order—(Note to drafting parties: BPO and Commitment TBD case-by-case)

2.	Target Products Total Stock—Target Product Total Stock means the total quantity of finished modules, dies, components and parts targeted (Target Finished Goods) plus works in progress (Target WIP). The Product run rate chart is attached to and incorporated in this Exhibit C as Attachment 1. Seller will maintain a maximum [CONFIDENTIAL TREATMENT REQUESTED] /*/ of a target for total Product Stock (Target Product Total Stock). The parties will mutually agree in writing on the Target Product Total Stock and the exact number of weeks to be maintained. However, if the Target Finished Goods is inactive for more than [CONFIDENTIAL TREATMENT REQUESTED] /*/, the parties will agree on a reasonable disposition of all or part of the Target Product Total Stock.

2.1	Increase Target Product Total Stock—Seller will have the capability of [CONFIDENTIAL TREATMENT REQUESTED] /*/ the then-current Target Product Total Stock by (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/ after Nortel Networks’ written request for the [CONFIDENTIAL TREATMENT REQUESTED] /*/, and (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ after Nortel Networks’ written request.

3.	Delivery—Demand-Pull Program Products will be delivered FCA, Seller’s plant, within 24 hours after Nortel Networks issues the Release(s) to Seller.

4.	Non-Demand Pull PO—Nortel Networks may purchase Products included in the Demand-Pull Program by issuing a P.O. for the Products under terms of the Agreement rather than the terms of the Demand-Pull Program. The Products purchased under the P.O. will count towards Nortel Networks’ purchases of Target Product Total Stock.

5.	Target Finished Goods Report—Seller will provide Nortel Networks’ designated purchasing department representative with a weekly written report detailing the status of the Target Finished Goods.

6.	Cancellation—Nortel Networks may cancel the Demand-Pull Program in whole or in part by [CONFIDENTIAL TREATMENT REQUESTED] /*/ advance notice to Seller. The current Blanket Purchase Order will be cancelled and the parties will agree on a (a) reasonable disposition of the Target Product Total Stock, and (b) Product delivery lead time not to exceed [CONFIDENTIAL TREATMENT REQUESTED] /*/.

B.	VENDOR MANAGED INVENTORY PROGRAM

1.	Definitions—For purposes of Part B the following definitions will apply:

“3PL” shall mean a third party logistics provider with whom the Seller will contract with for the provision of warehousing services for the VMI Products Seller expects to sell to Nortel Networks when Nortel Networks issues a Demand-Pull Trigger.

“Demand-Pull Trigger” shall mean a Purchase Order or Release that is only sent by electronic or other written recorded means from Nortel Networks to the 3PL as the agent for Seller to deliver VMI Products.

“Electronic Means” shall mean any form of electronic communication, including e-mail, Electronic Data Interchange (“EDI”), Internet Web based, fax, but excluding telephone.

“Forecast” shall mean the projected requirement for the VMI Products set out in Attachment 1, attached to and incorporated in this Exhibit C.

“Hub” shall mean a storage facility or warehouse, owned and/or managed by the 3PL, within close proximity of the System house set out in Schedule 1a, in which the Seller warehouses VMI Products prior to delivery to Nortel Networks.

“Lead-time” shall mean the length of the manufacturing process time between the start of a known requirement and the actual delivery of such VMI Products for replenishment as set out in Attachment 1.

“OEM Products” means those VMI Products described in Attachment 1.

“Safety Stock” shall mean the minimum level of VMI Products, as identified in Attachment 1, which Seller shall use best commercial efforts to maintain in the Hub based upon consumption consistent with Forecast rates.

“VMI Products” shall mean the components or products in Attachment 1, as may be amended in writing by the parties from time to time.

2.	Forecasts
By Electronic Means Nortel Networks will provide a weekly Forecast to Seller of Nortel Networks’ requirement for VMI Products for the following [CONFIDENTIAL TREATMENT REQUESTED] /*/. Seller will use its best efforts to meet Nortel Networks’ requirements for any quantity of VMI Products in a Forecast in excess of a previously issued Forecast. The Seller shall advise Nortel Networks if the Seller does not receive a Forecast within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the previous Forecast. A Forecast is not a binding commitment to purchase and Nortel Networks may at any time change its Forecast for VMI Products.

2.1	Purchase Orders—Nortel Networks will periodically issue Demand-Pull Trigger instructions to the Seller, or 3PL as the agent for the Seller, for purposes of ordering VMI Products.

3.	Lead Time—Seller will immediately advise Nortel Networks in writing of any requested change in the Lead-times for any VMI Products and will provide Nortel Networks with a monthly update on the Lead-time for all VMI Products.

4.	Engineering Changes

4.1	In the event a Change is initiated at the request of Nortel Networks for reasons other than non-compliance to the specifications, Nortel Networks will not be liable for costs associated with any upgrade or replacement of VMI product stored in the Hub, beyond the maximum level set out in Attachment 1 to this Exhibit C.

4.2	If a phase in – phase out product program impacts a VMI Product, Seller will use best commercial efforts to mitigate the potential liability of Nortel Networks for affected inventory in the Hub. As needed, Seller and Nortel Networks will adjust Blanket Purchase Order quantity, the Safety Stock and the maximum levels may be adjusted and fine tuned to reflect the phase in – phase out events or constraints agreed upon with respect to Seller’s mitigation responsibility.

5.	Hub Operation—The parties will agree upon the Hub and the 3PL responsible for managing the Hub for Seller. Nortel Networks may at any time, on reasonable notice to the Seller, change the designated 3PL. In the event of a 3PL change, Seller will be responsible for ensuring that stocks of VMI Products and operation of the Hub is transferred to the new 3PL without any loss or disruption in service to Nortel Networks in a time period acceptable to Nortel Networks. Upon Nortel Networks’ request and at no charge to Nortel Networks, Seller will conduct a stock check or other similar activity to be undertaken in the Hub and report the results to Nortel Networks.

6.	Delivery and Invoicing—Seller will deliver VMI Products FCA Hub dock within 24 hours after Nortel Networks issues Demand-Pull Trigger to Seller. Seller will ensure that 3PL is responsible for providing Seller with notification by Electronic Means within twenty-four (24) hours of shipping VMI Products to Nortel Networks. If the Hub is a bonded facility, Seller will provide Nortel Networks with the commercial invoice details for the relevant bonded inventory within one working day of notification of the Demand-Pull Trigger.

7.	Stock levels in the Hub and Flexibility—At the Hub Seller will maintain VMI Products in stock at a level between the Safety Stock and maximum level set out in Attachment 1. Nortel Networks will not be responsible or liable for any Products stored at the Hub in excess of the maximum level set out in Attachment 1. Seller agrees to use its best commercial efforts to maintain the Safety Stock levels in cases in which Forecasts increase inside of the Lead-time. Nortel Networks may at its sole discretion increase Forecast outside of the Lead-time. Seller will ensure that all VMI Products, including Forecasted VMI Products and Safety Stock held in the Hub, are in compliance with Seller’s then-current specifications for the Products and that Seller and the 3PL use strict “first-in/first-out” management. If a particular line item VMI Product in the Hub has not been ordered under a Demand-Pull Trigger for at least 180 days, within a reasonable time after the 180th day, Seller will notify Nortel Networks to that effect, identifying the line item VMI Product and the last applicable Demand-Pull Trigger date. After Nortel Networks’ receipt of the notice, Nortel Networks and Seller will agree in writing upon the disposition of VMI Products identified.

8.	Title and Risk of Loss—Title and risk of loss to a VMI Product will pass from Seller to Nortel Networks at the time that the VMI Product is delivered to Nortel Networks’ carrier from the Hub dock.

EXHIBIT C

ATTACHMENT 1

(Sample Product run rate format for use with standard Demand-Pull Program. Can be used to create a form for use with Vendor Managed Inventory Program if it is mutually agreed to implement such a program at a future date. )

WEEK:

CPC NO.	DESCRIPTION	RUN RATE	TARGET FG STK	TARGET WIP	ACTUAL FG STK	ACTUAL WIP	LEAD TIME

	NORTEL NETWORKS APPROVAL: DATE:_____________			______________________________

	SUPPLIER APPROVAL: DATE:_____________			______________________________

EXHIBIT D

REPAIRS AND TECHNICAL ASSISTANCE RATES

1.	Technical Support Charges

1.1 Support Fee—For Technical Support Services and Software Updates, Nortel Networks will pay Avici the annual Support Fee on a quarterly basis (calculated pursuant to Section 1.3 of this Exhibit D) [CONFIDENTIAL TREATMENT REQUESTED] /*/ as of the last day of the applicable calendar quarter.

1.2 In Service [CONFIDENTIAL TREATMENT REQUESTED] /*/ – “In Service [CONFIDENTIAL TREATMENT REQUESTED] /*/” are the [CONFIDENTIAL TREATMENT REQUESTED] /*/ provided by Avici to Nortel Networks at any time prior to the last day of the applicable calendar quarter (including in prior calendar quarters), less the [CONFIDENTIAL TREATMENT REQUESTED] /*/ where Nortel Networks has provided Avici, at any time prior to the first day of the applicable calendar quarter, with a written waiver from the Nortel Networks’ Relationship Prime stating that the Nortel Networks’ Customer [CONFIDENTIAL TREATMENT REQUESTED] /*/ has declined to purchase support for [CONFIDENTIAL TREATMENT REQUESTED] /*/.

Notwithstanding any other provision of this Agreement, Avici will not be required to provide Technical Support for Nortel Networks for any issue arising from an [CONFIDENTIAL TREATMENT REQUESTED] /*/, unless such [CONFIDENTIAL TREATMENT REQUESTED] /*/ are still within its Product Warranty Period. Nortel Networks will not provide Software Updates for Software related to any [CONFIDENTIAL TREATMENT REQUESTED] /*/ in an [CONFIDENTIAL TREATMENT REQUESTED] /*/, unless such [CONFIDENTIAL TREATMENT REQUESTED] /*/ are still within its Software Warranty Period.

1.3 Support Fee Determination—The Support Fee will be agreed upon annually by the parties. The Support Fee will be a fixed fee [CONFIDENTIAL TREATMENT REQUESTED] /*/.

Within thirty (30) days of the Effective Date, the parties will agree on [CONFIDENTIAL TREATMENT REQUESTED] /*/. Thereafter, the [CONFIDENTIAL TREATMENT REQUESTED] /*/ will be mutually reviewed and negotiated annually, with negotiations to conclude no later than December 1st of each calendar year of the Term, commencing with December 1st, 2004. [CONFIDENTIAL TREATMENT REQUESTED] /*/ will take into account the actual Product module shipments per router for the current year and anticipated [CONFIDENTIAL TREATMENT REQUESTED] /*/ for the ensuing year.

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

1.4 Billing—Payments will be due quarterly in arrears. Avici will invoice the aggregate Support Fee to Nortel Networks at the one central location designated by prior written notice to Avici from Nortel Networks from time to time.

1.5 Catch Up—In the event that Nortel Networks desires to receive support for an [CONFIDENTIAL TREATMENT REQUESTED] /*/ including Products operating in an [CONFIDENTIAL TREATMENT REQUESTED] /*/ which is eligible for support hereunder, Nortel Networks may re-enroll such [CONFIDENTIAL TREATMENT REQUESTED]

/*/ by paying Avici a one time “catch-up” fee equal to the amount that Nortel Networks would have paid Avici to keep such [CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.	Repair Locations

Avici Systems Inc.

Building 2

101 Billerica Ave.

North Billerica, MA 01862

Celestica, Inc.

925 First Ave

Chippewa Falls, WI 54729

3.	Replacement Service and Repairs

3.1	Replacement Service—Subject to Article 3 of Exhibit I, at Nortel Networks’ request, Avici will deliver replacement Products, including FRU’s, after the expiration of the applicable Warranty Period. The prices for replacement FRU’s are set out in Section 3.3 below. Nortel Networks will pay freight expenses on the returned Product. Avici will pay the freight expenses for the shipment of replacement Product.

3.2	No Fault Found—Charges for no-fault-found in Products pursuant to Section 2.7 of Exhibit I of this Agreement, unless otherwise agreed herein, will be Avici’s standard charges for testing and packaging the returned NFF Product(s), as set out in section 3.3 below.

3.3	Out of Warranty Repair Services Rates and FRU Prices: For Products not covered by a warranty or components of Products not covered by a warranty as described in Section 12.6 of the Agreement, Avici will repair a Product based on the following matrix, and, if not included in the matrix, for a price or rates to be agreed upon in writing by the parties. Additionally, Avici will make FRU’s available for purchase by Nortel Networks at the prices set forth in the matrix, or if not included in the matrix, at a price to be agreed upon in writing by the parties. Avici will make Hardware repairs and replacements available in accordance with Exhibit I of this Agreement.

Prices are to be agreed within thirty (30) days of the Effective Date. If no agreement is reached, [CONFIDENTIAL TREATMENT REQUESTED] /*/.

[CONFIDENTIAL TREATMENT REQUESTED] /*/

3.4	Emergency Advance Exchange Charge

If Nortel Networks requests that Avici ship repaired Products or replacement Products directly to Nortel Networks’ Customer before Avici has received the Product for repair, Nortel Networks will pay Avici for such service in accordance with Section 3.3. If Avici does not receive the Product for repair within thirty (30) days after providing a replacement, Nortel Networks will pay Avici for the Product, pursuant to Exhibit A.

EXHIBIT E

FIRST ARTICLE ACCEPTANCE PROGRAM

Nortel Networks may put a sample of each generally available Avici product through its evaluation, qualification and acceptance program (First Article Acceptance Program) to verify that such Avici product meets the applicable Specifications. [CONFIDENTIAL TREATMENT REQUESTED] /*/ Avici will make available to Nortel Networks at Avici’s lab: (a) applicable products for the duration of the First Article Acceptance Program, and (b) reasonable support required by Nortel Networks for such testing. At least one of each new Avici product design and each mechanically different product design will go through the First Article Acceptance Program. Nortel Networks will make reasonable efforts to avoid testing design factors that an Avici product may have in common with previously accepted Products.

1.	Product Acceptance Dates—The parties will agree in writing on the scheduled First Article Acceptance date for each Avici product (First Article Acceptance Date).

2.	Failure to Comply with Specifications—If an Avici product fails to materially conform to the applicable Specifications, Nortel Networks will notify Avici, identifying the problem in writing with specificity. Upon receipt of the notice, Avici will, at its expense, use commercially reasonable efforts to correct the problem by the First Article Acceptance Date. However, Nortel Networks is not obligated to accept a Product until Nortel Networks has verified to its satisfaction that the problem is resolved. In the event that a product fails to achieve acceptance by the First Article Acceptance Date, then, as Nortel Network’s sole remedy and Avici’s sole liability, the product will be excluded from the list of Products set forth in Exhibit A, Section 1 unless the product is otherwise accepted pursuant to Section 5.1 of the Agreement. Each party will bear its own expenses in conjunction with the First Article Acceptance Program.

3.	Acceptance Report—Upon First Article Acceptance Avici will provide Nortel Networks with a written report with the Product details, as reasonably requested by Nortel Networks (e.g., Product part number and current Product revision level). Such report will be deemed to be Confidential Information of Avici.

EXHIBIT F

CHANGES

1.	All Changes to Products under this Agreement as a result of a product/process change notice (PCN) will be made in compliance with JEDEC standards including JESD46 and JESD48, as may be amended or replaced during the Term of this Agreement, including the following:

1.1	Avici will notify Nortel Networks of all material Product changes in accordance with the PCN process for all changes described in Section 6 of the Agreement. The PCN e-mail drop box address is: pcns4nt@nortelnetworks.com.

1.2	Timeframes for Notifications—Avici will notify Nortel Networks [CONFIDENTIAL TREATMENT REQUESTED] /*/ in advance of first date for scheduled Product change as set forth in Section 6 of the Agreement. Failure of Nortel Networks to provide Avici with a written notice of its rejection of a PCN within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of such notification will be deemed acceptance of the PCN by Nortel Networks.

1.3	Product Change Notice (PCN) Content—

1.3.2	At a minimum a PCN will contain the following data:

*—Notification Number (normally a PCN number) for traceability

*—Reason for the change

*—Description of the change

*—Reasonably sufficient information to allow for proper assessment of the change

*—Timeframe in which the change will take effect

*—Complete list of supplier’s component impacted

*—How changed Product can be identified

+—Nortel identifying codes (i.e. CPC and ENGCODE) for items on the Nortel database

*—Supplier contact to answer questions about the change

*—Final date for any feedback from Nortel indicating acceptance/acknowledgment of the change

*—MD notice date, if applicable

Notes:

Items identified with an “*” are deemed mandatory

Items identified with an “+” are deemed necessary for the Nortel user locations to help in the resolution of the PCN.

Avici will identify explicitly the master list of impacted parts.

2.	Within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of receipt of Nortel Networks’ request for further justification for a Change, Avici will respond in writing with additional evidence or rely on the information included in the Change Notice. If Nortel Networks disagrees with the evidence given, the parties will have thirty (30) days from the date of the Change Notice to resolve the disagreement. If not resolved at the end of the thirty (30) days, Avici’s reasonable resolution of the disagreement will be the final resolution.

3.	At its expense Avici will make Class A or AC changes required by GR-209 (i.e., re-design and retrofit) to eliminate Product defects. Avici will install the Class A or AC change at its expense in all installed and stocked Products through the retrofit program that Nortel Networks negotiates with its customers. Avici will implement the retrofit in no more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date the defects were first detected. During its customer retrofit negotiations, Nortel Networks will use reasonable efforts to minimize Avici’s retrofit costs. The retrofit remedy will be in addition to any other remedies under the Agreement.

3.1	Avici will provide seed stock units in order to complete the retrofit in the [CONFIDENTIAL TREATMENT REQUESTED] /*/. The number of seed stock units required will be mutually agreed pursuant to the following calculations: [CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

3.2	On Avici’s request, Nortel Networks will give Avici Nortel Networks’ (a) Product Engineering Code, (b) Product release number, (c) CLEI Product code for each retrofitted Product, and d) Nortel Networks common product code (CPC). On Nortel Networks’ request, the information will be included on the Products in accordance with Exhibit B.

4.	Within seven (7) business days of First Article Acceptance Date of a changed Product, Avici will update the Acceptance report described in Exhibit E.
5.	At any time Avici updates a Product to a new release, the Product will be stamped with a serial number that clearly identifies the new release and distinguishes it from previous releases of the Product.

EXHIBIT G

[CONFIDENTIAL TREATMENT REQUESTED] /*/ REPORTS

1. [CONFIDENTIAL TREATMENT REQUESTED] /*/ Reports: Repaired Products—[CONFIDENTIAL TREATMENT REQUESTED] /*/ Avici will provide a Repair Failure Analysis Report and a Unit Failure Analysis Report to Nortel Networks’ designated repair, quality control and product brand managers at an address and contact number(s) to be provided by Nortel Networks.

All occurrences of Product failure in the [CONFIDENTIAL TREATMENT REQUESTED] /*/ will be included in the [CONFIDENTIAL TREATMENT REQUESTED] /*/ report, including:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

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2.	Minimum Field Baseline Report—On the [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the date the Products pass the First Article Acceptance Program, Avici will provide to Nortel Networks’ designated repair, quality control and product brand managers a Minimum Field Baseline Report with the minimum applicable release level number for the in-service operation of the Products and the release level of new Products shipped during the previous month. For each Hardware and Software release the report will detail the [CONFIDENTIAL TREATMENT REQUESTED] /*/.

3.	General Business Report—By [CONFIDENTIAL TREATMENT REQUESTED] /*/ after the date the Products pass the First Article Acceptance Program, Avici will provide to Nortel Networks’ designated repair, quality control and product brand managers a General Business Report. On a per PEC basis, the report will detail the

[CONFIDENTIAL TREATMENT REQUESTED] /*/

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4.	Repair Failure Analysis Report

For Products being repaired, Avici will track each Product by its PEC and unique serial number throughout the repair process. Avici will maintain and provide Nortel Networks access to repair failure analysis data at Avici’s repair locations, [CONFIDENTIAL TREATMENT REQUESTED] /*/.

ATTACHMENT 1

TO EXHIBIT G

ELECTRONIC DATA SPECIFICATIONS

AVICI FAILURE DATA

NOTE 1: For those data items indicated as “Note 1” in this Attachment 1 to Exhibit G, Avici will not be required to provide Nortel Networks with such data until [CONFIDENTIAL TREATMENT REQUESTED] /*/

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EXHIBIT H

PROCEDURES FOR ORDERS UTILIZING ELECTRONIC DATA INTERCHANGE (“EDI”) TRANSMISSION

(Rev NAESGA_970321)

Avici does not accept EDI as of the Effective Date and will not accept EDI unless Avici in its sole discretion becomes capable of accepting electronic data interchange (EDI) data. This Exhibit H describes Nortel Networks preferred EDI parameters.

Orders means Purchase Orders, Blanket Purchase Orders and Releases (Transaction Set 850 Releases or EDIFACT 2.0 P.O. Releases). Orders, acknowledgments and invoices may be transmitted electronically by EDI under the Agreement.

1.	Third Party Network—EDI transactions will be made through a third-party computer network with which the Nortel Networks and Seller have a services agreement (EDI Network). The parties will make EDI transactions using the same standard used by Nortel Networks (i.e., the American National Standards Institute [ANSI] Business Data Interchange Standards ANSI X12, or the Electronic Data Interchange for Administration, Commerce and Transportation Issue No. 2.0 [EDIFACT].

2.	Expense—Each party will send and receive EDI transmissions at its own expense.

3.	Receipt of Orders and Invoices—Seller will check the EDI Network for Orders at least once each day. Immediately on receipt of an Order, Seller will transmit an acknowledgement of its receipt by EDI transmission of (a) a functional acknowledgment receipt of transmission (ANSI X12, Transaction Set 997), or (b) an EDIFACT functional Acknowledgment Receipt of P.O. Message. Seller will transmit a full transaction acknowledgment (i.e., ANSI X12, Transaction Set 855 or EDIFACT 2.0 ORDSP) within 2 business days after Seller’s EDI acknowledgment. Each Order must contain the price, quantity, Product description by part number, FCA Delivery Location, location to which the invoice should be sent, method of shipment and Delivery Date. Each full transaction acknowledgement will confirm the Order information.

Nortel Networks will check the EDI Network for Seller’s invoices (i.e., ANSI X12, Transaction Set 810 or EDIFACT 2.0 INVOIC) at least once each business day. Nortel Networks will immediately transmit a functional acknowledgment of receipt of transmission (i.e., ANSI X12, Transaction Set 997 or comparable EDIFACT 2.0 electronic message) on receipt of an invoice.

4.	Order Changes—To change an Order, Nortel Networks will transmit a Purchase Order change (i.e., ANSI X12, Transaction Set 860 or EDIFACT 2.0 ORDCHG). Seller will transmit an acknowledgement (i.e., ANSI X12, Transaction Set 865 or EDIFACT 2.0 ORDSP) to Nortel Networks within 2 business days after Seller’s receipt of Nortel Networks’ change transmission.

5.	Forecast and Delivery Information—Nortel Networks will transmit the Forecast using (a) ANSI X12, Transaction Set 830 with a quantity status code of “D” shown in the time period field, or (b) EDIFACT 2.0 DELFOR with a delivery plan status indicator of 4.

6.	Advanced Shipment Notice—If Nortel Networks requires Seller to transmit an advanced shipment notice (i.e., ANSI X12, Transaction Set 856 or EDIFACT 2.0 DESADV) prior to shipment, Nortel Networks will confirm the Delivery Date for specific quantities of Products to be shipped. The confirmation will be by EDI transmittal using (a) a transaction set 830 release (i.e., ANSI X12, Transaction Set 830 with a quantity status code of “C” shown in the time period field on the Transaction Set), or (b) EDIFACT 2.0 DELFOR with a delivery plan status indicator of 1. On receipt of a Transaction Set 830 Release or EDIFACT 2.0 DELFOR, Seller will transmit the advanced shipment notice to Nortel Networks. The advanced shipment notice will be transmitted prior to shipment of the Products. Seller and Nortel Networks will agree on the number of days in advance.

7.

Error in Transmission—Nortel Networks will not be liable for Orders or invoices erroneously transmitted to or received by Seller for any reason beyond the reasonable control of Nortel Networks. If Seller receives a distorted EDI transmission, Seller will immediately contact the EDI Network to reject the distorted transmission and request that the EDI Network resend it. If Seller receives an Order by EDI transmission for a quantity or Price significantly higher or lower than the typical quantity or Price of Orders issued by Nortel Networks, Seller will immediately contact Nortel Networks to confirm the Order.

8.	Identification—Each party will adopt as a signature an electronic identification consisting of symbol(s) or code(s) affixed to or contained in each document transmitted by the party (Signatures). Each Signature will be sufficient to verify that the document was sent by Seller or Nortel Networks. Neither party will disclose the other’s Signature without prior approval by the other party.

9.	Valid Document—Any document properly transmitted by EDI, as described above, will be deemed a “writing” or “in writing.” If the document has a Signature (Signed Document), it will be deemed (a) to be duly authorized and executed and (b) to constitute an “original” when printed from electronic files or records established and maintained in the normal course of business. The parties agree not to contest the validity or enforceability of Signed Documents concerning requirements that an agreement be in writing or signed by the parties. Signed Documents will be admissible in evidence between the parties before judicial and administrative bodies.

EXHIBIT I

WARRANTY AND POST WARRANTY SUPPORT

References to Telcordia or Nortel Networks proprietary telecommunications standards in this Exhibit I will include amendments and replacements of the standards, as they occur from time to time during the Term.

1.	REPAIR PROCEDURE

1.1	Avici will give Nortel Networks a return material authorization (RMA) number [CONFIDENTIAL TREATMENT REQUESTED] /*/ receipt of Nortel Networks’ notice of a Product entitled to repair and will notify Nortel Networks about the address and contact information for the repair location to which Nortel Networks will ship defective Products. Nortel Networks will mark the return shipping package with the RMA number. The parties will agree in writing on a procedure for return of Products for repair. The agreed procedure will be attached to and incorporated into this Exhibit I as Attachment 1; provided, however, if the procedure in any way conflicts with the terms and conditions set out in this Exhibit I, excluding Attachment 1, the terms and conditions of Exhibit I, excluding Attachment 1, will take precedence.

1.2	Nortel Networks will ship RMA Products to Avici, freight prepaid and reasonably insured. Nortel Networks will prepare export documentation, showing Nortel Networks’ ownership of the RMA Products and complying with the preferential trade requirements in Section 27.2 (Preferential Trade Agreement—Procedures) of the Agreement. Nortel Networks will provide the following information with Products returned to Avici for Repair Services:

(a)	Nortel Networks’ name and complete address;
(b)	quantities and model numbers of Products being delivered for repair;
(c)	the nature of the defect or failure, if known;
(d)	Purchase Order number under which repairs are to be made, if Product is no longer under warranty;
(e)	name(s) and telephone number(s) of Nortel Networks’ point of contact concerning the Repair Services requested;
(f)	ship-to address or Nortel Networks’ location for return of repaired or replacement Products; and,
(g)	whether or not returned Products are under warranty.

1.3	Avici will date stamp each repaired and returned Product with the repair date and type of repair “pre fix” as per Telcordia GR-209 and the Specifications. Hardware repaired by Avici will be stamped as per Telcordia GR-78-CORE at a readily visible location on the unit.

1.4	On receipt of notice of a breach of warranty, Avici will notify Nortel Networks about (a) its point of contact for the Repair Service requested, and (b) any special packing for Product returns.

1.5	Avici’s invoice to Nortel Networks for out-of-warranty repairs will contain:

(a)	Nortel Networks’ PO number for the Repair Services;
(b)	a description of the Repair Services;
(c)	the quantities and PEC numbers of Products repaired and associated repair charges;
(d)	the applicable sales or excise taxes;
(e)	the total amount payable; and,
(f)	the address to which payment should be made.

1.6	Avici will deliver repaired Products and replacements to Nortel Networks’ designated location, freight prepaid and reasonably insured. Nortel Networks will prepare export documentation, showing Nortel Networks’ ownership of the RMA Products and complying with Preferential Trade Agreement requirements.

2.	REPAIR AND REPLACEMENT SERVICES

2.1	Spares

2.1.1	Avici will store the Repair Services Pool at a location determined by Avici in its reasonable discretion.

2.1.2	Spares added to the Repair Services Pool will (a) be functionally equal or better than the inventory being replenished, (b) be backward compatible, and (c) meet the minimum field baseline. Avici may provide new Products or refurbished Products as spares.

2.2	Information about the status of Products being repaired will be included in the Monthly Report described in Subsection 7.2.3 of the Agreement.

2.3	As of the Effective Date, Avici shall provide Nortel Networks and, subject to compliance with Section 17, its contractors identified in writing by Nortel Networks with the following:

(a)	FRU information, updated regularly as it changes, including but not limited to:
(i)	A detailed listing of FRU parts, including Avici’s part number, revision number and pricing for each FRU and updates thereto.
(ii)	FRU ordering procedures
(iii)	Mean Time Between Failure (MTBF) data for each FRU.
(iv)	FRU strategy information, including recommendations and procedure

2.4	Product Repair Service Process – With respect to Product repairs, Avici will implement a “like-for-like” repair process, as described in Subsection 2.4.1 below. The parties will negotiate “same for same” returns on a case by case basis.

2.4.1	With regard to the “like for like” repair process (i.e., Avici will provide the same type of Product, but not the same serial number as the returned Product) Avici will:
(a)	ship a replacement Product from the Repair Service Pool freight and insurance prepaid within the United States(and to any other countries agreed to by the Parties in writing) within the Repair Period.
(b)	track returned defective Product by its unique serial number throughout the repair process;
(c)	repair and update the Products to the minimum field baseline;
(d)	return the repaired Product to the Repair Service Pool.

2.5	Fast Cycle Failure Analysis—At Nortel Networks’ reasonable request and Avici’s expense, for failed, installed Products Avici will perform a root cause analysis of the problem, using Avici’s standard engineering tools required to find the cause of the failure (e.g., Environment Stress Screening [ESS]), otherwise known as a “Fast Cycle Failure Analysis” or “FCFA.” Avici will issue a separate RMA number for each Product returned for an FCFA. Avici will not upgrade or repair Products going through an FCFA (unless repair or upgrade is reasonably required to identify failure) until Avici has identified the root cause of Product failure. Avici will notify Nortel Networks about the results of the FCFA.

2.6	DOA/ELF Products—Products that become defective within the [CONFIDENTIAL TREATMENT REQUESTED] /*/ by Nortel Networks’ Customer will be referred to as Early Life Failure (ELF). Products that become defective without running live traffic will be referred to as Dead On Arrival (DOA). Nortel Networks will return the DOA/ELF Products to Avici with the RMA documentation. At its expense Avici will perform a root cause analysis on returned DOA/ELF Products.

2.6.1	After testing, Avici will repair, refurbish, upgrade (to the latest version or release) and stamp (with the repair date) the defective Products. Returned DOA Products will be considered new Products. Within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Nortel Networks’ notice, Avici will do a root cause analysis and implement a plan of correction if the rate of failure of a DOA/ELF Product exceeds [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Product’s return rate (RR) defined in the Specifications. Avici will update Nortel Networks in writing with the findings of the root cause analysis as well as with a proposed corrective plan of action.

2.7	No Fault Found

2.7.1	Avici may invoice Nortel Networks if no fault is found in the returned Products (NFF). The invoice will be Avici’ then-current charges for full functional tests and ESS (if appropriate), as set out in Exhibit D, and a reasonable charge for return freight.

2.7.2	If NFF Products are more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Product RRs as defined in the Specifications, (a) Avici will perform a root cause analysis, and (b) the parties will reasonably agree on and jointly implement a plan to correct the NFF occurrences [CONFIDENTIAL TREATMENT REQUESTED] /*/ of reaching the [CONFIDENTIAL TREATMENT REQUESTED] /*/ level.

2.8	Uneconomical To Repair—Avici will promptly notify Nortel Networks of any returned Product that is UTR; provided, however, a Product will only be UTR if Nortel Networks and Avici agree in writing that it is UTR. For UTR Products where Nortel Networks has not received a replacement Product, Avici will return UTR Products to Nortel Networks at the expense of the party that agrees to cover the cost of the return in the written agreement characterizing the Product as UTR. If Nortel Networks has received a replacement Product for a Product which is UTR and not under warranty, Nortel Networks will, at its option, either return such replacement at its expense to Avici or purchase such replacement Product from Avici.

3.	LONG TERM SUPPORT

Avici shall continue to support Products sold to Nortel Networks’ Customers for a [CONFIDENTIAL TREATMENT REQUESTED] /*/. Nortel Networks shall use commercially reasonable efforts to encourage [CONFIDENTIAL TREATMENT REQUESTED] /*/, due to the nature of the Products.

EXHIBIT I

ATTACHMENT 1

AVICI’S PROCEDURE FOR RETURN OF PRODUCTS FOR REPAIR

To be provided by Avici within ninety (90) days of the Effective Date

EXHIBIT J

TECHNICAL ASSISTANCE, TRAINING AND MARKETING SUPPORT

1.	Training

1.1	Training During the Term—Avici agrees that prior to Nortel Networks’ first shipment of a Product type to a Nortel Networks’ Customer that at no additional charge Avici will provide Nortel Networks with the applicable post sales technical support training.:

Such training shall include:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

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All training will be as mutually agreed by the parties. [CONFIDENTIAL TREATMENT REQUESTED] /*/ At Nortel Networks’ request, Avici will provide additional training to Nortel Networks in accordance with Avici’s then current fees for training, unless otherwise agreed in writing by the parties. The parties agree to negotiate in good faith to permit Nortel Networks to [CONFIDENTIAL TREATMENT REQUESTED] /*/.

1.2	Course Development:

(a)	In Avici’s reasonable discretion, Avici will provide Nortel Networks with reasonable course development assistance, including development of Product knowledge transfer material.
(b)	Nortel Networks shall have the right to videotape or webcast technical support training classes provided by Avici hereunder solely for (i) use by Nortel Networks support personnel and (ii) Product support purposes, subject to reasonable confidentiality protections.
(c)	Nortel Networks shall have the right to reproduce, and utilize Seller training material for the purpose of internal Product training.

1.3	Training Materials; Third Party Providers: Nortel Networks may reasonably designate a third party as its agent for the purposes of the exercise of Nortel Networks rights under this Section 1 of Exhibit J. Such third party will be required to comply with the restrictions of the Agreement. Training materials will be the Confidential Information of Avici unless expressly identified in writing as non-confidential.

1.4	Nortel Network Product Training: Avici agrees that its personnel will attend Nortel Networks product training, as reasonably required by Nortel Networks. Nortel Networks will provide training days at no charge to Avici as the parties reasonably agree; provided, Avici will be responsible for all travel and living expenses incurred by its personnel for such training.

1.5	[CONFIDENTIAL TREATMENT REQUESTED] /*/ During and After the Term—[CONFIDENTIAL TREATMENT REQUESTED] /*/.

1.6	Avici Certified Engineer—The parties will mutually agree on a training program for Nortel Networks’ pre-sales systems engineers and customer support engineers to achieve Avici Certified Engineer-”ACE” designation and on other appropriate training.

2.	Marketing Support—During the Term, on Nortel Networks’ request, Avici will provide the following marketing support:

2.1	[CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.2	[CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.3	[CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.4	[CONFIDENTIAL TREATMENT REQUESTED] /*/.

2.5	[CONFIDENTIAL TREATMENT REQUESTED] /*/.

3.	Technical Support—During the Term and for the period set forth in Exhibit I, Section 3, Avici will make available to Nortel Networks the technical support services described in this Article 3.

3.1	Definitions—As used in this Schedule, unless otherwise defined:

“Business Critical” means any condition that is not an equipment outage, but is critical to maintaining good will with an affected Nortel Networks’ Customer.

“Critical Problem(s)” means any condition in a Product that renders the service or operation of the Product wholly unusable or inoperative (e.g., a condition resulting in an equipment outage) and is due to non-conformance of the Product with its Specification or design defect. Critical Problem includes, but is not limited to, loss of all transaction processing capability, significant reduction in capacity or traffic handling capability, any loss of safety or emergency capability, loss of the ability to perform automatic system reconfiguration, inability to restart a processor or the system, loss of billing capability, corruption of billing or system databases that requires service affecting corrective actions, loss of access to maintenance or recovery operations, or loss of the system’s ability to provide any required Critical Problem or Major Problem notification.

“Loss of Redundancy” means loss of simplex time functionality.

“Major Problem(s)” means any condition in a Product that interferes with the ability of the Product to provide routine service or operation at all times due to non-conformance of the Product with its Specifications or design defect. Major Problem includes, but is not limited to, any reduction in capacity or traffic, any loss of functional visibility or diagnostic capability, any loss of routine administrative activity, any significant degradation of the system’s ability to provide maintenance or recovery operations, any significant degradation of the system’s ability to provide any required Critical Problem or Major Problem notification, any significant increase in system related trouble reports by Nortel Networks’ customer, and any corruption of the system billing databases that does not result in service affecting corrective actions.

“Minor Problem(s)” means any condition in a Product that is not a Critical or Major Problem, but is a condition that affects the service or operation of a Product and is due to non-conformance of the Product with its Specifications or a design defect. Without limiting the generality of the foregoing, Minor Problems shall include any defects or inaccuracies in the Product Documentation.

“Permanent Solution(s)” means a resolution to a Problem that, (a) causes the Product to conform with its Specifications and any other criteria and/or requirements set out in this Agreement and applicable to the Product, and (b) restores the service and operation of a Product without any loss of functionality.

“Problem” means a Critical Problem, Major Problem or Minor Problem.

“Technical Support Services” means those Avici technical support services described in this Article 3.

“Work-Around(s)” means a temporary resolution for a Problem, which resolution (a) can be implemented in the Nortel Networks’ Customer’s network without interruption of service or operation and restores the service and operation of a Product without any loss of functionality, (b) includes a date by which a Permanent Solution is expected to be implemented, and (c) is only applicable if approved in writing by Nortel Networks, which approval will not be unreasonably withheld. In the case of a Software Problem, a Work Around may consist of a patch or instructions on how to avoid the Problem.

3.2

Technical Support Services—During the Term and for the period required in Exhibit I, Section 3, Avici will make available and provide to Nortel Networks those Technical Support Services reasonably required to ensure (a) the continued operation of the Product, (b) that the Product contains no design defects and that it remains in compliance with its Specifications (c) the Specifications remain complete and accurate, and (d) the Product remains free of Problems. Nortel Networks will provide the first line of support to the Nortel Networks’ Customers

3.3	Problem Severity—Nortel Networks will categorize Problems and Avici will provide Technical Support Services according to the definitions in Section 3.1 above, the priority levels set forth in the matrix below and the service level responsibilities set out in Section 3.4 below.

[CONFIDENTIAL TREATMENT REQUESTED] /*/

Upon receipt from Nortel Networks of notification of a Problem, including the severity level assigned to the problem by Nortel Networks, Avici will respond within the following time frames:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

3.4	Technical Support Service Level Activities—Unless otherwise agreed in writing by the parties on a case-by-case basis, Nortel Networks shall be responsible for Service Level 1 and Service Level 2 activities and Avici shall be responsible for Service Level 3 activities described in this Section 3.4.

A.	Level 1: Level 1 Support activities require a relatively low but broad degree of Product expertise. Level 1 support activities include, without limitation, the following activities:

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B.	Level 2: Level 2 activities require (i) both broad and in-depth Product expertise, including thorough knowledge of Product interdependencies and relationships and (ii) problem determination, problem trouble-shooting, and the development of prevention plans and workarounds. Level 2 support activities also include, without limitation, the following activities:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

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[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

C.	Level 3: Level 3 Support activities require system engineering level technical support expertise and provision of timely and accurate (i) determination of Product defects and (ii) resolution plans to Nortel Networks. Level 3 Support activities also include, without limitation, the following:

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

[CONFIDENTIAL TREATMENT REQUESTED] /*/

3.5	Problem Reporting—For each request by Nortel Networks for Technical Support Services from Avici, Nortel Networks will provide Avici with a description (“Problem Report”) of the Problem encountered, including the following, as applicable:

•	Problem severity, determined by Nortel Networks under Section 3.3(a)
•	date and time incident occurred
•	Log files
•	Operating System type and version/release level
•	Configuration files
•	Network diagram or verbal/written description
•	Customer E-mail address
•	a description of how to repeat the condition which brought about the Problem
•	current status of the unit
•	such other information as Avici may reasonably request.

Avici will identify each outstanding issue relating to a Problem Report with a unique “Case Number” for tracking purposes. Avici will communicate Case Numbers the Avici production manager responsible for the described Product within [CONFIDENTIAL TREATMENT REQUESTED] /*/ of Avici’s receipt of the Problem Report. If requested by Nortel Networks, Avici will work directly with Nortel Networks’ customer in cases involving an escalation to Level 3 or if Nortel Networks classifies the problem severity under Section 3.3(a) as an E1 priority.

3.6	Communications—[CONFIDENTIAL TREATMENT REQUESTED] /*/. Avici will staff its telephone support service with qualified technical representatives with a detailed working knowledge of the Products. In lieu of telephone contact Nortel Networks may also elect to report problems via e-mail or web based contact, if the latter is available from Avici. In such cases, Avici will have up to [CONFIDENTIAL TREATMENT REQUESTED] /*/ hours to review the reported problem, assign a technical support engineer and notify Nortel Networks of the assignment. Notwithstanding the preceding Avici’s time to respond, as specified in Section 3.3 will be triggered (a) by Avici’s receipt of notification by mail or web communication, or (b) upon Avici’s receiving a telephone call from Nortel Networks.

3.6.1	Avici will use commercially reasonable efforts to provide Nortel Networks with continuous access to Nortel Network’s customer tracking information in Avici’s problem database(s) (“Problem Databases”) for Products. Avici will update the Problem Databases, in its reasonable discretion, as new hardware and software become available and commercially feasible. Avici will staff the Problem Databases with trained, qualified technical personnel and, subject to reasonable allowance for hardware and software downtime, the Problem Database must be accessible 24 hours per day, 7 days per week, 365 days per year. Avici will also provide Nortel Networks with access to any other mechanisms (such as World Wide Web sites) through which Avici routinely communicates with its customers or provides support for Products.

3.6.2	Avici will be responsible for establishing and operating the Problem Databases except that Nortel Networks will be responsible for all the charges for Nortel Networks to access the Problem Database

3.6.3	The Parties shall use reasonable efforts to establish security measures for the electronic exchange of Problem Reports and other information.

3.7	Status Reports—Upon Nortel Networks’ request, Avici will provide a “Status Report” on any Problem logged for Nortel Networks; provided that Nortel Networks identifies the particular Problem by the Case Number assigned to it by Avici. For Problems that have been resolved, the Status Report will include the Case Number, the closing resolution for the Problem, the expected date that a Permanent Solution will be released, and a description of any known Work-Around. For Problems that have not yet been resolved, the Status Report shall include the Case Number, a Problem resolution plan, and a description of any known Work-Around. Each Problem logged for Nortel Networks will remain open until closure notification is received from Avici and accepted by Nortel Networks.

3.8	On-site Technical Service—If Nortel Networks requests the on-site presence of a qualified Avici technical support representative at a Nortel Networks location or customer site to diagnose and resolve a Problem, Avici will make reasonable efforts to have a qualified technical representative available at the location or site [CONFIDENTIAL TREATMENT REQUESTED] /*/; provided that Nortel Networks reimburses Avici for reasonable travel and living expenses in accordance with Nortel Networks travel plan guidelines.

3.9	Termination—Nortel Networks may cancel Technical Support for Products upon sixty (60) days prior written notice to Avici. Upon receipt of Nortel Networks’ notice, Avici will continue to provide Technical Support for the Products until the termination date specified in the notice. [CONFIDENTIAL TREATMENT REQUESTED] /*/. [CONFIDENTIAL TREATMENT REQUESTED] /*/.

3.9.1	[CONFIDENTIAL TREATMENT REQUESTED] /*/

EXHIBIT K

DOCUMENTATION

1.	Draft Product Documentation—For Nortel Networks’ review Avici will provide 1 electronic version of the Product Documentation, marked “Draft.” Nortel Networks will provide Avici with comments (e.g., an ordering section) on the draft documentation within two (2) weeks after receipt. Avici will integrate Nortel Networks’ comments into the Product Documentation at its sole discretion. Avici will provide Nortel Networks with the final Product Documentation by the end of the corresponding First Article Acceptance Program. The Product Documentation will be reasonably revised as the Product is updated. The Product Documentation will include, if available, the Product descriptions, planning guides, operations manuals, installation manuals, and maintenance manuals normally provided by Avici to customers to facilitate the customers’ installation, use, and maintenance of the Products.

EXHIBIT L

HAZARDOUS MATERIALS REGULATIONS

Avici will notify Nortel Networks about the hazardous and toxic materials, as required by the regulations promulgated under all applicable laws, rules and regulations of any applicable governmental entity including, without limitation, the following U.S. and E.U. laws:

The Toxic Substances Control Act, Resource Conservation and Recovery Act of 1976, Hazardous Materials Transportation Act, Occupational Safety and Health Act of 1970, Comprehensive Environmental Response, Compensation and Liability Act of 1980, Consumer Product Safety Act, Radiation Control for Health and Safety Act of 1968, Clean Air Act, and Clean Water Act, and Waste from Electrical and Electronic Equipment (WEEE) directive and Restriction on Use of Certain Hazardous Substances (RoHS) directive.

EXHIBIT M

LOGISTICS—TRADE AND SHIPPING REQUIREMENTS

1.	Preferential Trade Agreement—Avici will use commercially reasonable efforts to qualify Products for preferential treatment under the rules of any trade treaty related to the Products, including, but not limited to, the North American Free Trade Agreement (“NAFTA”), Canada Chile Free Trade Agreement, U.S. Israel Free Trade Agreement, and EU-Mediterranean Agreement (each a “Preferential Trade Agreement”). Such actions will include, among other things, Avici’s completing exporter certificates of origin (“Certificates of Origin”) and delivering the Certificates of Origin to Nortel Networks’ contractor Vastera at the address set forth in Section 1.4.2 below in this Exhibit M. Vastera performs customs and trade services for Nortel Networks.

1.1	On a calendar quarter basis, where blanket certificates of origin are allowed, Avici will provide Vastera with a list of Products that do not qualify for the preferential treatment. On or before “December 1st” of each calendar year, Avici will provide Vastera, Southfield Michigan with a valid blanket certificate for products that Avici intends to sell to Nortel Networks or Affiliates or Subsidiaries or end customers in the following calendar year.

1.2	Avici will respond to Preferential Trade Agreement questionnaires in a timely manner concerning any Certificates of Origin issued and reasonably assist Nortel Networks in resolving any issues concerning any Product’s eligibility for Preferential Trade Agreement qualification.

1.3	Avici agrees to notify Vastera at least ninety (90) days in advance of any changes in Avici’s manufacturing process or supply chain that would impact the validity for any Certificate of Origin provided by Avici to Vastera for Nortel Networks.

1.4	In accordance with the Preferential Trade Agreement, Avici must complete Certificates of Origin and distribute them as follows:

1.4.1	Per Shipment—If a Certificate of Origin is prepared for each shipment, Avici will (a) retain the original Certificate of Origin (b) attach a copy of the Certificate of Origin to the customs/shipping documents for qualifying products, and (c) mark the customs/shipping documents with: Copy of the Exporter’s Certificate of Origin attached.

1.4.2	Blanket Certificate of Origin - If a blanket Certificate of Origin is prepared, Avici will (a) retain the original Certificate of Origin (b) mark the customs/shipping documents for the qualifying products with: Copy of blanket Exporter’s Certificate of Origin on file and (c) e-mail or mail copies of the blanket Certificate of Origin to:

1.4.3

Vastera,

20700 Civic Center Drive,

5th Floor – Suite 500,

Southfield, Michigan

USA 48076

Attention: Nortel Networks Free Trade Prime

Phone (248) 603-6847

e-mail: scott.puckett@vastera.com

or

nortel@vastera.co

2.	Customs Invoices and Country of Origin Declarations/Documents—Avici will cause customs invoices and Country of Origin declarations/documents required to be prepared by Avici for product shipments crossing international borders to comply with applicable laws, treaties and regulations of both the exporting country and the importing country, where Avici has been advised in writing of the exporting country and the importing country. Avici will indemnify Nortel Networks against any customs liabilities arising solely from its failure to comply with the preceding.

2.1	Avici will cause customs invoices it provides to contain the following information: (a) in addition to the vendor and shipper address, the Nortel Networks entity to which the Products are being sold and delivered; (b) a clear description of the Products ; (c) the quantity of units sold, including the units of measure; (d) the purchase price as well as any related freight charges and insurance charges of which Avici is aware; (e) the terms of sale including the Incoterms ; (f) depending on country of destination, if required by law to be provided by the supplier of the product, the international tariff to the 6 digit level; and, (f) the country of origin of each line item.

3	Export Licenses—Avici will apply for all licenses required by law for the export of Software, or technology being sold to Nortel Networks to those jurisdictions identified in writing by Nortel Networks and will notify Nortel Networks when the license is granted, and, if not granted, why the license was denied. Avici will submit license applications in a timely manner and advise Nortel Networks in writing of any anticipated delays in shipping that may result from delayed approval of an application.

4.	Import Licenses—Avici will make all applications required under the laws of the applicable country of import to be made by the supplier of the Product for licenses required for the import of any Hardware or Software into any country covered by Avici pursuant to Section 10.7 of the Agreement, and notify Nortel Networks when the license is granted, and, if not granted, why the license was denied.

5.	Duty Drawback Waiver—Each Month Avici shall provide to Nortel Networks, when and where applicable, a duty drawback waiver on the appropriate form for duty paid on any materials imported by such manufacturer company and used or consumed in the manufacture of Products supplied to Nortel Networks.

6.	C-TPAT Compliance—Avici shall use commercially reasonable efforts to become a member of the Customs & Trade Partnership Against Terrorism (“C-TPAT”) within 60 days of the Effective Date and /or to demonstrate to Nortel Networks, as of the Effective Date, that it is complying with C-TPAT guidelines as described by U.S. Customs at http://www.customs.gov/xp/cgov/import/commercial_enforcement/ctpat/ or such other site as may be provided by the U.S. government from time to time. Avici will also use commercially reasonable efforts to comply with all international supply chain programs designed to protect against acts of terrorism. C-TPAT and all of the described international supply chain security compliance programs will be known collectively herein as “Customs Guidelines”. Avici’s demonstration to Nortel Networks that it is in compliance with Customs Guidelines will include, without limitation, Avici’s assessment of its then-current supply chain security practices, procedures and measures with respect to compliance with the Customs Guidelines and Avici’s correcting any potential security weaknesses or elements of noncompliance it discovers during the assessment.

7.	Packing Slip Requirements—Avici must affix to its shipments a visible packing slip that contains all relevant order/shipment information described in Exhibit B of this Agreement.

8.	North American Routing Instructions—The following routing guide must be followed by Avici with respect to Products ordered by Nortel Networks; however, in advance of shipment of Products, if Nortel Networks provides Avici with different routing instructions in writing, including shipping instructions from its customer, in which case the different routing instructions will govern shipment. Avici may contact Nortel Networks about the guide below by contacting Stephen Gladwish Office Phone (905)696-4853 or cell phone (905)691-7960 or such other person or entity as may be designated from time to time in writing by Nortel Networks.

Domestic USA 1 – 76 LBS		Domestic USA 77 LBS+
First:	UPS Ground (see attached service matrix)	First:	Conway (see attached matrix)
Second:	FedEx Second Day Service	Second:	Emery Second Day Service
Third:	FedEx Standard Overnight	Third:	Emery Next Day Service
Domestic Canada 1 – 76 LBS		Domestic Canada 77 LBS+
First:	UPS Ground	First:	Conway
Second:	UPS Second Day Air	Second:	Eagle Second Day Service
Third:	UPS Next Day Air	Third:	Eagle Next Day Service
Between USA & Canada 1 – 50 LBS		Between USA & Canada 50 LBS+
First:	FedEx Second Day Air	First:	Conway (see attached matrix)
Second:	FedEx Next Day Air	Second:	Emery Second Day Service
		Third:	Emery Next Day Service

Off Shore To/From North America 1 – 50 KGS—DHL Phone 800-225-5345

Inbound Air Freight 100 LBS+
Inbound to North America and Asia	Danzas/Emery
Inbound to China, Hong Kong & Taiwan	Dimerco
Inbound to CALA (Caribbean/Latin America)	K&N/Emery
Inbound to Europe	BAX/Danzas
Inbound to Africa and Middle East	K&N/Danzas

Insurance

No value is to be declared on the bill of lading, Nortel Networks is self-insured.

Freight Claims Contact 1-800-626-7110

Customs Brokers:

USA Imports – Danzas

Canadian Imports – Fritz/Starber

Carrier Links:

Conway	www.con-way.com
DHL	www.dhl.com/main index.html
Eagle	www.eagle.com
Emery	www.emeryworld.com/eww/emeryweb/
UPS	www.ups.com/using/services/servicemaps/servicemaps.html
FEDEX	www.fedex.com/us/

Routing Instructions 1 – 75 LBS

Service From/To	UPS Ground Next Day Service	UPS Ground Second Day Service
AK	No next Day Service	No second day service
AL	AL, GA	FL, SC, NC, TN, VA, WV, KY, OH, MI, IL, IN, WI, MO, AR, LA, TX (east)
AR	AR	NE, KS, OK, TX, IA, MO, LA, IL, IN, KY, TN, MS, AL, GA, FL
AZ	AZ	NV, UT, NM, CA (south)
CA (north)	CA (north)	WA, OR, ID, NV, UT, CA (south)
CA (south)	CA (south)	NV, UT, AZ, CA (north)
CO	CO	MT, WY, UT, SD, NE, IA, KS, OK, NM, TX (north)
CT	CT, DE, NJ, RI, MA, NH, VT, ME	MD, NY, PA, NC, SC, VA, WV, DC
DC	DC, MD, DE, NJ	ME, VT, NH, MA, CT, RI, NY, PA, MI, OH, IN, KY, TN, VA, WV, NC, SC
DE	DE, MD, DC, NJ	ME, VT, NH, MA, CT, RI, NY, PA, MI, OH, IN, KY, TN, VA, WV, NC, SC
FL	FL	GA, AL, TN, NC, SC, KY, VA, WV
GA	GA, AL	FL, LA, MS, AR, MO, WI, IL, IN, MI, OH, KY, VA, WV, TN, NC, SC
HI	No Ground Service	No Ground Service
IA	IA, MN	ND, SD, WY, NE, CO, KS, OK, MO, AR, WI, IL, IN, Mi, OH, KY, TN
ID	ID	WA, OR, MT, WY, UT, NV, CA (north)
IL	IL, WI, IN	MN, NE, AI, KS, MO, MI, OH, WV, KY, TN, GA
IN	IN, IL	MN, WI, IA, MO, MI, OH, PA, MD, NJ, DE, DC, VA, WV, KY, AL, TN, GA, NC, SC
KS	KS, OK	ND, SD, NE, CO, MN, WI, IA, IL, IN, KY, TN, AR, MS, AL, LA, TX
KY	KY, TN, IN	MN, WI, IA, KS, MO, IL, AR, LA, MS, AL, GA, FL, NC, SC, OH, PA, VA, WV, MD, DE, DC

Service From/To	UPS Ground Next Day Service	UPS Ground Second Day Service
LA	LA, MS	TS, OK, MO, AR, KY, TN, NC, SC, GA, AL
MA	MA, ME, CT, RI, NH, VT	NY, PA, VA, WV, NJ, DE, DC, MD
MD	MD, DE, DC, NJ	ME, VT, NH, MA, CT, RI, NY, PA, MI, OH, IN, KY, VA, WV, NC, SC
ME	ME, VT, NH, CT, MA, RI	NY, PA, VA, WV, NJ, DE, MD, DC
MI	MI	MN, WI, IA, IL, IN, MO, OH, PA, MD, DC, DE, VA, WV, NC, SC, GA
MN	MN, IA	ND, SD, NE, KS, MO, WI, IL, IN, MI, OH, KY
MO	MO, IL	MN, IA, WI, NE, KS, OK, AR, MI, In, OH, WV, KY, TN, LA, MS, Al, GA, TX (north)
MS	MS, LA	TX, OK, AR, MO, TN, KY, AL, GA, VA, NC, SC
MT	MT	WA, OR, UT, WY, UD, CO
NC	NC, SC, VA	MI, IL, IN, WI, KY, TN, LA, MS, AL, GA, FL, WV, PA, OH, CT, RI, NJ, DE, MD, DC
ND	ND	MT, WY, SD, NE, MN, IA
NE	NE, IA	ND, SD, WY, CO, KS, OK, MO, MN, WI, IL, IN, MI, OH, KY, TN, TX (north)
NH	NH, VT, ME, MA, CT	NY, RI, PA, NJ, MD, DE, DC, VA, WV
NJ	NJ, NY, VA, PA, CT, DE, MD, DC	MI, IN, OH, WV, KY, TN, NC, SC, RI, MA, NH, VT, ME
NM	NM	AZ, CO, OK, AR, TX
NV	NV	CA, ID, UT, WY, AZ
NY	NY, NJ, CT, RI, MD, DE, DC	ME, VT, NH, MA, PA, OH, VA, WV, NC, SC
OH	OH IN, MI	MN, WI, IA, IL, MO, KY, TN, AL, GA, SC, NC, VA, WV, PA, NY, NJ, DE, MD, DC
OK	OK	NE, KS, IA, MO, AR, MS, LA, TN, CO, NM, TX
OR	OR, WA	NV, UT, ID, MT, CA (north)
PA	PA, OH, MD, DE, DC	WI, MO, IL, IN, MI, KY, TN, VA, WV, NC, SC, NY, VT, ME, NH, CT, MA, RI, NJ
RI	RI, CT, MA, NH, VT, ME	NY, NJ, PA, VA, WV, MD, DE, DC
SC	SC, NC	MI, IN, OH, KY, VA, WV, PA, NY, CT, RI, NJ, DE, DC, MD, TN, LA, MS, AL, GA, FL
SD	SD, WY	MT, ID, NV, UT, CO, NE, ND, SD, MN, IA
TN	TN	WI, IA, MO, KS, OK, AR, LA, MS, AL, GA, FL, MI, IL, IN, OH, KY, VA, WV, PA, NJ, MD, DE, DC, NC, SC, TX (east)
TX	TX	CO, NM, NE, KS, OK, MO, AR, LA, MS, AL, TN
UT	UT	WA, OR, ID, MT, WY, CO, NV, AZ, CA
VA	VA, WV, NC, MD, DE, DC	MI, IN, OH, KY, TN, AL, GA, FL, SC, PA, NY, NJ, CT, RI, MA, NH, VT, ME
VT	VT, NH, CT, ME, RI	NY, NJ, PA, MD, DE, DC, VA, WV
WA	WA	OR, NV, UT, ID, MT, CA (north)
WI	WI, IL	MN, IA, MO, MI, IN, OH, KY, TN, GA, WV
WV	WV, VA, OH, KY	MN, WI, IA, MO, AR, IL, IN, MI, TN, AL, GA, FL, NC, SC, PA, NY, NJ, MD, DE, DC, CT, RI, VT, NH, MA, ME
WY	WY	MT, ID, ND, MT, UT, CO

Canada to Canada Call UPS at 800-742-5877 for Transit Information

Use FEDEX Second Day AIR for all other States and Provinces

Use UPS for DOMESTIC CANADA

For 1 – 75 LBS Shipments between the USA and Canada use FEDEX Second Day Service

Routing Instructions 76 – 9,999 LBS

Service From/To	Conway Ground Next Day Service	Conway Ground Second Day Service
AK	No next Day Service	No second day service
AL	AL, MS, LA, TN, GA	TX, AR, MO, IA, WI, IL, IN, KY, MI, OH, PA, NY, NJ, VT, NH, CT, MA, RI, DE, MD, DC, VA, WV, NC, SC, FL, ON
AR	AR, MO, TN, AL, MS, LA, TX (east)	OK, KS, IA, WI, IL, IN, MI, OH, KY, VA, WV, PA, MD, DE, DC, NY, NJ, CT, RI, MA, VT, NH, NC, SC, GA, FL, ON
AZ	AZ, AZ (south)	NV, UT, NM, CA (south)

Service From/To	Conway Ground Next Day Service	Conway Ground Second Day Service
CA (north)	CA	OR, WA, ID, MT, NV, AZ
CA (south)	CA, AZ	OR, WA, ID, NV, UT, CO, NM, TX (west)
CO	CO	CA, ID, UT, AZ, NM, KS, TX, MO, IA, IL, IN, AL, GA, TN
CT	CT, NY, NJ, DE, MD, DC, PA, RI, NH, VT, MA	ON, PQ, NB, NS, ME, WI, IA, MO, IL, IN, MI, OH, KY, TN, Al, VA, WV, NC, SC, GA
DC	DC, DE, MD, VA, NC, OH, PA, NY, NJ, CT, RI, MA, VT, NH	ON, PQ, NB, NS, ME, WI, IA, MO, AR, LA, MS, AL, GA, FL, KY, TN, WV, IL, IN
DE	DE, DC, MD, VA, NC, PA, NY, NJ, RI, CT, MA	ON, PQ, NB, NS, ME, WI, IA, MO, LA, MS, AL, IL, IN, MI, OH, KY, TN, GA, FL, WV, SC
FL	FL, GA	AL, MS, LA, OK, AR, TN, KY, OH, VA, WV, MD, DE, DC, NC, SC, TX (east)
GA	GA, AL, MS, KY, TN, VA, NC, SC, FL	LA, TX, OK, AR, MO, IA, WI, IL, IN, MI, OH, PA, WV, NY, JN, VT, NH, MA, CT, RI, DE, MD, DC
HI	No Ground Service	No Ground Service
IA	IA, MO, IL, WI, MN, SD	AB, SK, MB, ON, ND, NE, KS, OK, MI, IN, OH, KY, TN, AR, LA, MS, AL, GA, NC, SC, VA, WV, MD, DE, DC, NY, NJ, VT, NH, CT, MA, RI, TX (east)
ID	ID, WA, MT	AB, SK, OR, NV, UT, CO, CA
IL	IL, WI, IN, IA, KY, OH, MI	AB, SK, MB, ON, ND, SD, MN, NE, KS, MO, OK, AR, LA, TN, MS, AL, GA, VA, WV, NC, SC, PA, NY, NJ, VT, NH, MA, CT, RI, DE, DC, MD, TX (east)
IN	IN, IL, MO, MI, OH, MD, DC, KY, TN, WV	MB, ON, ND, MN, WI, IA, KS, OK, AR, LA, MS, AL, GA, FL, NC, SC, VA, DE, NY, NJ, PA, VT, NH, MA, CT, RI, TX (east)
KS	KS, OK	ON, SD, NE, TX, MN, WI, IA, MO, AR, LA, IL, IN, KY, TN, MS, AL, GA, OH, PA, VA, NC, SC
KY	KY, IL, IN, MI, OH, TN, NH, CT, VA, WV	ON, WI, IA, KS, OK, TX, AR, LA, MS, AL, GA, FL, NC, SC, PA, NY, NJ, VT, MA, RI, DE, ME, DC
LA	LA, AR, MS, AL, TX (east)	TX, OK, KS, MO, IA, WI, IL, IN, MI, OH, KY, TN, MD, DE, DC, Va, NC, SC, GA, FL

MA	MA, VT, NH, ME, CT, RI, PA, NY, NJ, MD, DE, DC	ON, PQ, NB, NS, MI, WI, IA, MO, IL, IN, OH, KY, TN, Al, GA, NC, SC, VA
MD	MD, VA, NC, OH, PA, DE, DC, NY, NJ, RI, CT, MA	ON, PQ, NB, NS, ME, NH, VT, WI, IA, IL, IN, MI, MO, AR, LA, MS, AL, GA, SC, FL, KY, WV
ME	ME, NB, NS, VT, NH, MA, CT, RI	ON, PQ, NY, NJ, DE, MD, DC, PA, MI, IL, IN, OH, KY
MI	MI, IL, IN, KY, OH, PA	ON, PQ, WI, IA, MO, AR, LA, MS, AL, TN, GA, NC, SC, VA, WV, NY, NJ, NH, VT, MA, CT, RI, DE, MD, DC, TX (east)
MN	MN, ND, SD, MB, WI, IA	AB, SK, NE, KS, OK, MO, AR, LA, MS, AL, GA, KY, TN, IL, IN, MI, OH, VA, NC, SC, PA, NJ, VT, NH, CT, MA, RI, DE, DC, MD, TX (east)
MO	MO, IA, IL, IN, MI, KY, TN	MB, ND, SD, MN, WI, NE, KS, OK, TX, AR, LA, MS, AL, GA, FL, NC, SC, OH, PA, NY, NJ, VT, NH, CT, MA, RI, DE, MD, DC, VA, WV
MS	MS, LA, AR, TN, Al, TX (east)	TX, KS, OK, MO, IA, MN, WI, IL, IN, MI, OH, KY, MD, DE, DC, VA, NC, SC, GA, FL
MT	MT	ID, WA, CO, TX (north), CA (north)
NC	NC, SC, GA, MD, DE, DC, NJ, PA	ON, WI, IA, IL, IN, MO, AR, LA, MS, AL, TN, KY, OH, MI, WV, NY, VT, NH, MA, CT, RI
ND	ND, MB	AB, SK, MN, IA, IL, IN
NE	NE, KS, IA	AB, SK, MB, ND, SD, MN, WI, IL, MO, OK, AR, LA, MS, TX (east)
NH	NH, VT, ME, NY, NJ, CT, MA, RI, DE, MD, DC	ON, PQ, NB, PE, NS, PA, WI, IA, MO, IL, IN, MI, OH, KY, TN, AL, NC, SC, GA, VA, WV
NJ	NJ, DE, DC, MD, VA, PA, NY, VT, NH, CT,	ON, PQ, NB, NS, ME, NC, SC, GA, AL, MN, WI, IA, IL, IN, MO, MI, OH, KY, TN, WV
NM	NM	ID, UT, CO, AZ, OK, AR, LA, TX
NV	NV, CA, AZ, UT	WA, OR, ID, CO, NM, TX (north)
NY	NY, NJ, DE, DC, MD, VT, NH, CT, MA, RI	ON, PQ, NB, NS, ME, PA, OH, MI, MN, WI, IA, MO, AL, IL, IN, KY, TN, SC, GA, Va, WV
OH	OH, MI, IL, IN, KY, TN, PA, NY, NJ, DE, MD, DC	ON, PQ, VT, NH, MA, CT, RI, MN, WI, IA, MO, OK, AR, LA, MS, AL, NC, SC, GA, FL, TX (east)
OK	OK, MO, AR, TX (north)	MN, WI, IA, MI, IL, IN, OH, PA, MD, VA, KY, TN, NC, SC, GA, AL, MS, FL, CA (south)
OR	OR, WA	BC, ID, MT, CA, CO
PA	PA, MI, OH, IN, WV, MD, DE, DC, NY, NJ	ON, PQ, VT, NH, MA, CT, RI, WI, IA, IL, MO, AR, LA, MS, AL, KY, TN, VA, NC, SC, GA, FL, TX (east)

Service From/To	Conway Ground Next Day Service	Conway Ground Second Day Service
RI	RI, NY, NJ, VT, NH, MA, CT, DE, MD, DC	ON, PQ, ME, PA, Va, NC, SC, GA, AL, TN, KY, MI, OH, IL, IN, WI, IA, MO
SC	SC, NC, GA, FL, TN, AL, VA	MI, WI, IA, MO, AR, OK, LA, MS, IL, IN, MI, OH, KY, WV, PA, MD, DE, DC, NY, NJ, VT, NH, CT, MA, RI, TX (east)
SD	SD,	AB, SK, MB, DN, MN, WI, IA, IL, NE, KS, MO
TN	TN, MS, AL, GA, KY, MO, IL, IN, OH	ON, WI, IA, K, OK, AR, LA, NC, SC, FL, VA, WV, MI, PA, MD, DE, DC, NY, NJ, VT, NH, MA, CT, RI, TX
TX	TX, OK, AR, LA	KS, MO, IA, MN, WI, IL, IN, MI, OH, KY, TN, VA, NC, SC, GA, MS, AL, FL, AZ, CA (south)
UT	UT, CO, ID	AB, CA, NV, AZ, TX (north)
VA	VA, NC, SC, WV, OH, PA, NY, NJ, DE, MD, DC	ON, MI, IL, IN, WI, IA, MO, AR, LA, MS, AL, GA, FL, VT, NH, CT, MA, RI, TX (east)
VT	VT, NH, MA, CT, RI, NY, NJ	ON, PQ, MI, OH, PA, MD, DE, DC, VA, WV, NC, SC, GA, AL, TN, KY, WI, IA, Il, IN, MO
WA	WA, OR	CA, ID, CO, ID, MT
WI	WI, MN, IA, MO, IL, IN, MI, OH	AB, SK, MB, ON, PQ, ND, SD, NE, KS, OK, AR, LA, KY, TN, MS, AL, NC, SC, GA, VA, WV, MD, DE, DC, PA, NY, NJ, VT, NH, ME, MA, CT, RI, TX (east)
WV	WV, VA, NC, SC, KY, IL, IN, OH, PA, MD, DC	ON, PQ, DE, NY, NJ, VT, NH, MA, CT, RI, TN, GA, FL, AL, MS, LA, AR, MO, IA, WI, TX (east)
WY	WY, CO	WA, ID, UT, CA, WI, TX (north)
BC	BC, AB	SK, WA, OR
AB	AB, BC, SK	MB, ND, SD, MN, MT, ID
SK	SK, AB, MB	BC, ID, MT, ND, SD, MN
ON	ON, PQ, MI	NB, NS, MN, WI, IA, MO, OK, AR, IL, IN, KY, TN, OH, VA, WV, NC, MD, DC, DE, PA, NY, NJ, CT, RI, MA, VT, NH, ME
PQ	PQ, ON, NY, NJ, VT, NH, MA, CT, RI	NB, NS, WI, IL, IN, MI, OH, KY, PA, VA, WV, MD, DE, DC, ME
MB, NB, NS, PE		Call Conway at 800-458-5792
MF		Use Emery Deferred Service

Truckloads (10,000 LBS+) call Ryder Logistics at 800-999-3595

Abbreviations for States and Provinces

AK	Alaska	KS	Kansas	NM	New Mexico	WV	West Virginia
AL	Alabama	KY	Kentucky	NV	Nevada	WY	Wyoming
AR	Arkansas	LA	Louisiana	NY	New York	BC	British Columbia
AZ	Arizona	MA	Massachusetts	OH	Ohio	AB	Alberta
CA	California	MD	Maryland	OK	Oklahoma	SK	Saskatchewan
CO	Colorado	ME	Maine	OR	Oregon	MB	Manitoba
CT	Connecticut	MI	Michigan	PA	Pennsylvania	ON	Ontario
DC	District of Columbia	MN	Minnesota	RI	Rhode Island	PQ	Quebec
DE	Delaware	MO	Missouri	SC	South Carolina	NB	New Brunswick
FL	Florida	MS	Mississippi	SD	South Dakota	NS	Nova Scotia
GA	Georgia	MT	Montana	TN	Tennessee	PE	Prince Edward Island
HI	Hawaii	NC	North Carolina	TX	Texas	NF	Newfoundland
IA	Iowa	ND	North Dakota	UT	Utah
ID	Idaho	NE	Nebraska	VA	Virginia
IL	Illinois	NH	New Hampshire	WA	Washington
IN	Indiana	NJ	New Jersey	WI	Wisconsin

EXHIBIT N

DEBARMENT CERTIFICATE

(S A M P L E)

CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION—LOWER TIER COVERED TRANSACTIONS

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 7 CFR Part 3017, Section 3017.510, Participants’ responsibilities. The regulations were published as Part IV of the January 30, 1989, Federal Register (pages 4722-4733).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE)

(1)	The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2)	Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.

Organization Name	PR/Award Number or Project Name

Name and Title of Authorized Representative

Signature	Date

Instructions For Certification

1.	By signing and submitting this form, the prospective lower tier participant is providing the certification set out on the reverse side in accordance with these instructions.

2.	The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective lower tier participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

3.	The prospective lower tier participant shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective lower tier participant learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4.	The terms “covered transaction”, “debarred”, “suspended”, “ineligible”, “lower tier covered transaction”, “participant”, “person”, “primary covered transaction”, “principal”, “proposal”, and “voluntarily excluded”, as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5.	The prospective lower tier participant agrees by submitting this form that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated.

6.	The prospective lower tier participant further agrees by submitting this form that it will include this clause titled “Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion—Lower Tier Covered Transactions”, without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7.	A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the Non-procurement List.

8.	Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9.	Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

EXHIBIT O

MASTER ESCROW AGREEMENT

]

Master Number

This agreement (“Agreement”) is effective February 1, 2003 among DSI Technology Escrow Services, Inc. (“DSI”), Nortel Networks Limited, (the “Preferred Beneficiary”) and Avici Systems Inc. (“Depositor”), who collectively may be referred to in this Agreement as the parties (“Parties”).

A.        Depositor and Preferred Beneficiary have entered or will enter into a Strategic OEM Agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as “the License Agreement”).

B.        Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C.        The availability of the proprietary technology of Depositor is important to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D.        Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E.        The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 — DEFINITIONS

1.1	As used in this Agreement and the Schedules attached hereto, unless otherwise defined:

(a)	“Deposit Materials” shall mean the Escrowed Materials, as such term is defined in Section 26.3 of the License Agreement.

(b)	“Third Party” or “Third Parties” shall mean individuals or entities other than DSI, Depositor or Preferred Beneficiary.

ARTICLE 2 — DEPOSIT

2.1 Obligation to Make Deposit In each case Deposit Materials will be placed into escrow under this Agreement, DSI, the Depositor and the Preferred Beneficiary will sign a depositor acceptance form in the form attached as Attachment 1 (“Depositor Acceptance Form”). In addition to the Depositor Acceptance Form Depositor will provide DSI with a written description of the Deposit Materials it delivers to DSI for escrow, including the information described in Section 2.3 below, (“Deposit Materials Description”). Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the Preferred Beneficiary and Depositor regarding the status of the account, as required in Section 3.2 below. Examples of the Depositor Acceptance Form and Deposit Material Description are included in Attachment 1, attached to and incorporated in this Agreement. The Depositor Acceptance Form and Deposit Material Description (including additions and revisions, as described hereafter) signed by Depositor and DSI, based on Section 2.4 below, will constitute the escrow document package for the particular escrow transaction (“Escrow Document Package”). A copy of each original, signed Escrow Document Package will be attached to and incorporated in this Agreement as a consecutive numbered attachment to Attachment 2 (e.g., 2-1, 2-2, 2-3).

During the term of the License Agreement, subject to Section 2.7 below, [CONFIDENTIAL TREATMENT REQUESTED] /*/. Subject to Sections 2.3 and 2.4 below, Depositor and DSI will sign the Deposit Material Description for the additional Deposit Materials. The applicable Deposit Material Description will be made a part of the applicable Escrow Document Package, previously attached to and incorporated in this Agreement. DSI will send a copy of each additional signed Deposit materials Description to Depositor and Preferred Beneficiary.

2.2        Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. In that regard the Deposit Materials Description for such tangible media will include the item label description, the type of media and the quantity.

2.3        Deposit Inspection. When DSI receives the Deposit Materials and Deposit Materials Description prepared by Depositor, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed in the Deposit Materials Description. In addition to the deposit inspection, Preferred Beneficiary may request verification of the Deposit Materials in accordance with Section 2.6 below.

2.4        Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity in the Deposit Materials Description, DSI will date and sign the Deposit Materials Description and mail a copy of the completed Escrow Document Package to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Deposit Materials Description, DSI will (a) note the discrepancies in writing on the Deposit Materials Description; (b) date and sign the Deposit Materials Description with the exceptions noted; and (c) mail a copy of the Deposit Materials Description to Depositor and Preferred Beneficiary. DSI’s acceptance of the deposit occurs upon the signing of the Deposit Materials Description by DSI. Delivery of the signed Deposit Materials Description to Preferred Beneficiary is Preferred Beneficiary’s notice that the Deposit Materials have been received and accepted by DSI.

2.5        Depositor’s Representations. During the term of this Agreement, Depositor represents as follows:

a.	Depositor lawfully possesses all of the Deposit Materials deposited with DSI;
b.	With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;
c.	The Deposit Materials are not subject to any lien or other encumbrance;
d.	The Deposit Materials consist of the proprietary technology and other materials identified in the signed Deposit Materials Description; and
e.	The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

2.6        Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary’s expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary’s request for verification. Depositor shall have the right to be present at the verification. A”verification” determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. Preferred Beneficiary shall have the right to verify that the binary executable versions of any Deposit Materials (including those derived from any Deposit Materials) are complete and operate in accordance with their specifications and documentation. Such right to verify binary executable versions of the Deposit Materials shall include the right to copy such binary versions of the Deposit Materials for transport to, and testing at, Preferred Beneficiary sites (including Preferred Beneficiary customer sites).If Preferred Beneficiary requests a verification after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI’s election an independent person or company selected and supervised by DSI, may perform the verification.

In the event that a verification discloses that the Deposit Materials are not complete, Depositor shall within sixty (60) days of notification of such omission or failure, augment the Deposit Materials to rectify such omission.

2.7        Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials [CONFIDENTIAL TREATMENT REQUESTED] /*/ following the release date of each release of a new version of the product which is subject to the License Agreement. Each Deposit Materials Description will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Deposit Materials Description. The processing of all deposit updates shall be in accordance with Sections 2.2 through 2.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

2.8        Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 3 — CONFIDENTIALITY AND RECORD KEEPING

3.1        Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any Third Party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the Parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; however, DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal.

3.2        Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

3.3        Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 4 — GRANT OF RIGHTS TO DSI

4.1        Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

4.2        Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement; provided that DSI first requests in writing such copies from Depositor and Depositor declines to provide such copies or fails to respond within thirty (30) days. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

4.3        Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary only in accordance with Section 5.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 5 — RELEASE OF DEPOSIT

5.1        Release Conditions. As used in this Agreement, “Release Condition” shall mean a Release Condition, as such term is defined in Section 26.1 of the License Agreement.

5.2        Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI (and, at its option, Depositor) a written representation as to the occurrence of the Release Condition and a request for the release of the Deposit Materials. Such notice shall be signed by an executive officer of Preferred Beneficiary and shall be on company letterhead. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

5.3        Contrary Order. From the date Depositor receives the notice requesting release of the Deposit Materials either the earlier of the date of delivery by Preferred Beneficiary as confirmed by delivery receipt from the commercial express mail service (in accordance with Section 9.2) or as confirmed by delivery receipt from the commercial express mail service (in accordance with Section 9.2) as sent by DSI, Depositor shall, without limiting any other remedy available to Depositor, have five (5) business days to obtain court order, with prior notice to DSI and Preferred Beneficiary and based on Depositors written assertion that a Release Condition has not occurred or has been cured, requiring DSI not to provide the Deposit Materials to the Preferred Beneficiary (“Contrary Order”). Failure to seek or obtain a Contrary Order shall not be construed to limit any other right or remedy of Depositor.

5.4

Release of Deposit. If DSI does not receive a Contrary Order within such five (5) day period from the Depositor, DSI shall release the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement and applicable Escrow Document Package will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release; provided, however, that the Preferred Beneficiary will return the Deposit Materials and the escrow will be renewed upon the termination of the Release Condition as set out in Article 26 of the License Agreement

5.5	Right to Use Following Release. Upon release of the Deposit Materials in accordance with this Article 5, Preferred Beneficiary will only have the express rights to use the Deposit Materials which are granted in Section 26.2 of the License Agreement. Upon release of the Deposit Materials to Preferred Beneficiary, the obligations of confidentiality set out in the License Agreement shall apply to the Deposit Materials, including without limitation, those obligation set forth in Section 17.4 of the License Agreement.

ARTICLE 6 — TERM AND TERMINATION

6.1        Term of Agreement. This Agreement will be in effect from the Effective Date of the License Agreement (as such term is defined therein) until either party gives the other thirty (30) days notice that it wishes to terminate; provided, however, neither party may terminate this Agreement as long as an escrow arrangement created under a Depositor Acceptance Form is in effect. The initial term of any escrow arrangement under this Agreement is for a period of one year from the effective date of the applicable Depositor Acceptance Form. Thereafter, each applicable escrow arrangement under this Agreement shall automatically renew on the anniversary of the effective date of the Depositor Acceptance Form, from year-to-year unless, prior to the anniversary date, (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the escrow arrangement described in their Escrow Document Package is terminated; or (b) DSI instructs Depositor and Preferred Beneficiary in writing that their escrow arrangement under this Agreement is terminated for nonpayment in accordance with Section 6.2 or by resignation in accordance with Section 6.3.

6.2        Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to the applicable Escrow Document Package. Either Depositor or Preferred Beneficiary may make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within 30 days of the date of such notice, then at any time thereafter DSI shall have the right to terminate the escrow under the Escrow Document Package by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

6.3        Termination by Resignation. DSI reserves the right to terminate an Escrow Document Package under this Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days’ written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI’s written termination notice, then DSI shall, pursuant to Depositor’s written instructions, destroy or return the Deposit Materials.

6.4        Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of an escrow arrangement under this Agreement, DSI shall destroy, return, or otherwise deliver the applicable Deposit Materials in accordance with Depositor’s instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 5.4

6.5        Survival of Terms Following Termination. Upon termination of an escrow arrangement under this Agreement, the following provisions of this Agreement shall survive with respect to the Escrow Document Package:

a.	Definitions

b.	The obligations of confidentiality with respect to the Deposit Materials;

c.	The obligation to pay DSI any fees and expenses due;

d.	The provisions of Article 8; and

e.	Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 7 — DSI’S FEES

7.1        Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI’s fees at least 60 days prior to any increase in fees. For any service not listed on DSI’s standard fee schedule, DSI will provide a quote prior to rendering the service, if requested. Preferred Beneficiary will be responsible for all fees due hereunder.

7.2        Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due sixty (60) days following receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 6.2.

ARTICLE 8 — LIABILITY AND DISPUTES

8.1        Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

8.2        Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities (“Liabilities”) incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused by the negligence or willful misconduct of DSI, as determined by final adjudication, unless DSI agrees to indemnify without adjudicating the issue in court and without its admitting negligence or willful misconduct.

8.3        Dispute Resolution. Any dispute relating to or arising from this Agreement (other than a dispute which is not compensable by monetary damages, including, without limitation, an action seeking a Contrary Order under Section 5.3) in which DSI is a party to the dispute shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. DSI and Depositor and Preferred Beneficiary shall each select one arbitrator. Unless otherwise agreed by DSI, Depositor and Preferred Beneficiary, arbitration will take place in New York, New York, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

8.4        Limitation of Liability. IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, (INCLUDING BUT NOT LIMITED TO LOSS OF DATA, REVENUE, AND/OR PROFITS) COSTS OR EXPENSES (INCLUDING LEGAL FEES AND EXPENSES), WHETHER FORSEEABLE OR UNFORSEEABLE, THAT MAY ARISE OUT OF OR IN CONNECTION WITH AN ESCROW ARRANGEMENT EVIDENCED BY AN ESCROW DOCUMENT PACKAGE UNDER THIS AGREEMENT; AND IN NO EVENT SHALL THE COLLECTIVE LIABILITY OF ANY PARTY EXCEED TEN TIMES THE FEES PAID UNDER THIS AGREEMENT. THE FOREGOING LIMITATION OF LIABILITY DOES NOT APPLY WITH RESPECT TO THE PARTY’S OBLIGATIONS UNDER SECTION 8.2, A MATERIAL BREACH OF DSI’S CONFIDENTIALITY OBLIGATIONS, ANY ACTS OF GROSS NEGLIGENCE, PERSONAL INJURY CLAIMS, PROPERTY DAMAGE CLAIMS (EXCLUDING THE DEPOSIT), OR INTELLECTUAL PROPERTY INFRINGMENT (“EXCLUSIONS”). THE FOREGOING SHALL NOT ACT TO LIMIT THE LIABILITY OF THE PREFERRED BENEFICIARY OR DEPOSITOR FOR CLAIMS UNDER THE LICENSE AGREEMENT, INCLUDING WITHOUT LIMITATION CLAIMS RELATED TO THIS ESCROW OR THE USE OF THE MATERIALS DEPOSITED HEREUNDER.

8.5        Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions.

8.6        Notice of Requested Order. Except in cases in which DSI is alleged to be in breach of this Agreement, if Depositor or a Preferred Beneficiary initiates proceedings to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, prior to initiating the action the party seeking an order shall:

a.	Give DSI at least two business days’ prior notice of the hearing;

b.	Include in any such order that, as a precondition to DSI’s obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c.	Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 9 — GENERAL PROVISIONS

9.1        Entire Agreement. This Agreement, which includes the Depositor Acceptance Form and Attachments described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions, other than the content of the applicable definitions referenced herein, of any such License Agreement. DSI’s only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement, including each Escrow Document Package. No amendment or modification of this Agreement, including Escrow Document Packages, shall be valid or binding unless signed by all the parties hereto.

9.2        Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the Depositor Acceptance Form or as otherwise designated by a Party in writing to the other two. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Any correctly addressed notice or last known address of the other Parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the Party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities by mail, through messenger or commercial express delivery services. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

9.3        Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

9.4        Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

9.5        Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

Nortel	Networks Limited

By:

Name:

Title:

Date:

DSI Technology Escrow Services, Inc.

By:

Name:

Title:

Date:

DEPOSITOR

By:

Name:

Title:

Date:

ATTACHMENT 1

MODEL ACCEPTANCE AND DEPOSIT MATERIALS DESCRIPTION FORMS

1. Model Depositor Acceptance Form

DEPOSITOR ACCEPTANCE FORM

Account Number

Depositor,                          (the “Preferred Beneficiary”) and DSI Technology Escrow Services, Inc. (“DSI”), hereby acknowledge that                                  is the Depositor referred to in the Master Escrow Agreement (“Agreement”) effective                          with DSI as the escrow agent and Nortel Networks Limited is a Preferred Beneficiary.

DSI will not be required to inquire into the truth or evaluate merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

Notices and communications to Depositor should be addressed to:	Notices and Invoices to Preferred Beneficiary concerning this escrow arrangement should be addressed to:
Depositor Company Name:	Preferred Beneficiary (as applicable, fill in with
Address:	“Nortel Networks Limited” or the name of a Subsidiary or Affiliate)
_______________________________	Address:
Designated Contact:
Telephone:
Facsimile:	Designated Contact:
E-Mail:	Telephone:
Verification Contact (required):	Facsimile:
E-Mail:
Verification Contact (required):P.O.#, if required:
_____________________

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Notices to: DSI should be addressed to:	Invoice inquiries and fee remittances to DSI should be addressed to:

DSI Technology Escrow Services, Inc.	DSI Technology Escrow Services, Inc.
Contract Administration	P.O. Box. 27131
9265 Sky Park Court, Suite 202	New York, NY 10087-7131
San Diego, CA 92123
Wire Information:
Telephone: (858) 499-1600	Routing # 021000021
Facsimile: (858) 694-1919	Acct# 323285228
E-Mail: clientservices@dsiescrow.com
Date: _________________________________
Bank Address:
JP Morgan Chase Bank
280 Park Avenue
New York, NY 10017

Funds Transfer Phone#
(866) 223-0359

ALL THREE PARTIES NEED TO SIGN THIS DEPOSITOR ACCEPTANCE FORM.

Depositor	Preferred Beneficiary

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

DSI Technology Escrow Services, Inc.

By:

Print Name:

Title:

Date:

2. Model Deposit Materials Description

MODEL DEPOSIT MATERIALS DESCRIPTION

Depositor Company Name

Account Number

Product Name                                                                                            Version

(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity	Media Type & Size	Label Description of Each Separate Item

___	Disk 3.5” or ___

___	DAT tape ___ mm

___	CD-ROM

___	Data cartridge tape ___

___	TK 70 or ___ tape

___	Magnetic tape ___

___	Documentation

___	Other ___________________

PRODUCT DESCRIPTION:

Environment

DEPOSIT MATERIAL INFORMATION:

Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name ________________________________ Version ____________________________

Hardware required ______________________________________________________________________

Software required _______________________________________________________________________

Other required information _________________________________________________________

I certify for Depositor that the above described DSI has inspected and accepted the above	Deposit Materials have been transmitted to DSI: materials
(any exceptions are noted above):

Signature: ___________________________________	Signature: _______________________________

Print Name: __________________________________	Print Name: ______________________________

Date: _______________________________________	Date Accepted: ____________________________ _________________________________________

Send materials to: DSI, 2100 Norcross Pkwy, Ste 150 Norcross, GA 30071 (770) 239-9200

ATTACHMENT 2

ESCROW DOCUMENT PACKAGE

Each consecutive numbered attachment to this Attachment 2 (e.g., 2-1, 2-2, 2-3) is hereby incorporated into this Agreement.

EXHIBIT P

AFFILIATES AND SUBSIDIARIES

1. Nortel Networks Subsidiaries

Nortel Networks will provide within sixty (60) days of the Effective Date

2. Nortel Networks Affiliates

Nortel Networks will provide within sixty (60) days of the Effective Date, subject to Avici’s approval, not to be unreasonably withheld.

3. Avici Subsidiaries

None

4. Avici Affiliates

None

EXHIBIT Q

HARDWARE AND SOFTWARE TERMS AND CONDITIONS

Nortel Networks Purchase and License Agreement PLA v03-01-03 US is attached hereto and incorporated herein by reference.